UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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W.W. Grainger, Inc.
(Name of Registrant as Specified In Its Charter)

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W.W. GRAINGER, INC. 100 GRAINGER PARKWAY, LAKE FOREST, ILLINOIS 60045-5201 (847) 535-1000
March 15, 2013

Dear Grainger Shareholder:

The W.W. Grainger, Inc. 2013 annual meeting of shareholders will be held at our headquarters located at 100 Grainger Parkway, Lake Forest, Illinois (see map overleaf), on Wednesday, April 24, 2013, at 10 A.M. (CDT).

We will report at the meeting on our operations and other matters of current interest. We will also present a slate of nominees for election as directors as well as proposals to ratify the appointment of our independent auditor, and to consider and hold an advisory vote on the compensation of our Named Executive Officers. The Board of Directors and management cordially invite you to attend.

The formal notice of the annual meeting and the proxy statement follow. Whether or not you plan to attend the meeting, please ensure that your shares are represented by giving us your proxy. You can do so by telephone, by Internet, or by signing and dating the enclosed proxy form and returning it promptly in the envelope provided.

Sincerely,

/s/ James T. Ryan

James T. Ryan
 Chairman of the Board, President
and Chief Executive Officer

YOUR VOTE IS IMPORTANT

A majority of the outstanding shares entitled to vote on a matter must be represented either in person or by proxy to constitute a quorum for consideration of that matter at the annual meeting of shareholders. If your shares are held by a broker, unless you provide specific voting instructions, your broker will not be able to vote your shares for the election of directors, on the advisory vote related to executive compensation, or on other non-routine matters.

Please make sure your shares are voted.

2013 PROXY STATEMENT

W.W. GRAINGER, INC.

W.W. GRAINGER, INC. 2013 Annual Meeting of Shareholders Wednesday, April 24, 2013—10 A.M. (CDT) Location: W.W. Grainger, Inc. 100 Grainger Parkway Lake Forest, Illinois 60045-5201 (847) 535-1000

W.W. GRAINGER, INC. 100 GRAINGER PARKWAY, LAKE FOREST, ILLINOIS 60045-5201 (847) 535-1000

NOTICE OF

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD

APRIL 24, 2013

The 2013 annual meeting of shareholders of W.W. Grainger, Inc., will be held at its headquarters at 100 Grainger Parkway, Lake Forest, Illinois (see map on previous page), on April 24, 2013, at 10 A.M. (CDT) for the following purposes:

  1.
  To elect eleven directors for the ensuing year;

  2.
  To consider and act upon a proposal to ratify the appointment of Ernst & Young LLP as independent auditor for the year ending December 31, 2013;

  3.
  To consider and hold an advisory vote on the compensation of Grainger's Named Executive Officers; and

  4.
  To transact such other business as may properly come before the meeting and any adjournment thereof.

The Board has fixed the close of business on March 4, 2013, as the record date for the meeting. Shareholders may vote either in person or by proxy.

By order of the Board of Directors.

D. L. Rawlinson
 Corporate Secretary
Lake Forest, Illinois
March 15, 2013

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 24, 2013

Grainger's Proxy Statement and Annual Report on Form 10-K are available in the 2013 Annual Shareholder Meeting/Proxy Information section of Grainger's website at http://www.grainger.com/investor and also may be obtained free of charge on written request to the Corporate Secretary at Grainger's headquarters, 100 Grainger Parkway, Lake Forest, Illinois 60045-5201.

2013 PROXY STATEMENT

W.W. GRAINGER, INC.

W.W. GRAINGER, INC.
100 Grainger Parkway,
Lake Forest, Illinois 60045-5201
(847) 535-1000

PROXY STATEMENT

2013 PROXY STATEMENT

W.W. GRAINGER, INC.

 Introduction

What is the purpose of this proxy statement?

This proxy statement relates to Grainger's 2013 annual meeting of shareholders to be held on April 24, 2013, and any adjournment of that meeting. It contains information intended to help you make your voting decisions. We are sending the proxy statement to you because Grainger's Board of Directors is soliciting your proxy to vote your shares at the meeting. The mailing of the proxy statement and other proxy-soliciting materials to you and other shareholders began on or about March 15, 2013.

What matters are scheduled to be presented?

■

The election of eleven directors;

■

A proposal to ratify the appointment of Ernst & Young LLP as Grainger's independent auditor for the year ending December 31, 2013; and

■

A proposal to consider and hold an advisory vote on the compensation of Grainger's Named Executive Officers.

Who is entitled to vote?

Holders of shares of common stock outstanding on Grainger's books at the close of business on March 4, 2013, the record date for the meeting, may vote. There were 69,641,550 shares of common stock outstanding on that date.

If my shares are held in street name can my broker vote for me?

Unless you have given specific voting instructions to your broker, your broker cannot vote your shares on the election of directors, on the advisory vote related to executive compensation or on any non-routine matters.

What is the difference between holding shares as "shareholder of record" and as "beneficial owner"?

If your shares are registered directly in your name with Grainger's transfer agent, Computershare Trust Company, N.A., you are the shareholder of record with respect to those shares and you have the right to instruct us directly how to vote your shares or to vote in person at the meeting.

If your shares are held in street name by a brokerage firm, bank, or other nominee, you are the beneficial owner of the shares. Your nominee is required to vote your shares according to your direction. If you do not instruct your nominee how you want your shares voted, your shares cannot be voted for the election of directors or on the advisory vote on the compensation of Grainger's Named Executive Officers. Please contact your brokerage firm, bank, or other nominee with instructions to vote your shares for the election of directors and on other matters to be considered at the meeting.

How many votes do I have?

You have the right to cumulative voting in the election of directors. This means that you have a number of votes in the election equal to the number of shares you own multiplied by the number of directors being elected. You can cast those votes for the nominees as you choose. For example, you may cast all your votes for one nominee or you may apportion your votes among two or more nominees.

In any matter other than the election of directors, each of your shares is entitled to one vote.

2013 PROXY STATEMENT

W.W. GRAINGER, INC.

Does Grainger have majority voting for election of directors?

Yes. Directors are elected by the votes of a majority of the shares represented in person or by proxy at the meeting and entitled to vote.

What voting standard applies to the ratification of the appointment of independent auditor?

Ratification of the appointment of independent auditor requires the affirmative votes of a majority of the shares represented in person or by proxy at the meeting and entitled to vote.

What voting standard applies to the advisory vote on the compensation of the Named Executive Officers?

Although the shareholders' vote is advisory and therefore non-binding, the vote on the compensation of the Named Executive Officers—Grainger's five highest paid officers whose compensation is discussed in the Compensation Discussion and Analysis—is determined by the votes of a majority of the shares represented in person or by proxy at the meeting and entitled to vote.

How frequently does Grainger conduct an advisory vote on the compensation of its Named Executive Officers?

The Board of Directors has determined to hold an advisory vote on the compensation of the Named Executive Officers at every annual meeting of shareholders.

What if I don't indicate my voting choices?

If Grainger receives your proxy in time to permit its use at the meeting, your shares will be voted in accordance with the instructions you indicate. If we have received your proxy and you have not indicated otherwise, your shares will be voted as recommended by Grainger's Board. Specifically, your shares will be voted, either individually or cumulatively:

■

FOR the election of the director nominees;

■

FOR the proposal to ratify the appointment of the independent auditor; and

■

FOR the approval of the advisory resolution on the compensation of Grainger's Named Executive Officers.

If you are a beneficial owner and the shares you own are held in street name by a brokerage firm, bank, or other nominee you must specifically instruct your nominee how you want your shares voted for the election of directors and on the advisory resolution on the compensation of Grainger's Named Executive Officers; otherwise your nominee is not allowed to vote your shares. Please contact your brokerage firm, bank, or other nominee with instructions to vote your shares for the election of directors and on other matters to be considered at the meeting.

How does discretionary voting apply?

Grainger is not aware of any matter not described in this proxy statement that will be presented for consideration at the meeting. If another matter is properly presented, your shares will be voted on the matter in accordance with the judgment of the person or persons voting the proxy unless your proxy withholds discretionary authority.

May I revoke my proxy?

Yes. You may revoke your proxy at any time before the voting at the meeting. You can do so in one of the following ways:

  1.
  Deliver to Grainger's Corporate Secretary timely written notice that you are revoking your proxy; or

  2.
  Provide to Grainger another proxy with a later date (which can be done by telephone, by Internet, or by signing, dating, and returning a proxy form); or

  3.
  Vote in person at the meeting.

W.W. GRAINGER, INC.

2013 PROXY STATEMENT

What does it mean if I receive more than one set of proxy materials?

Receiving multiple sets of proxy-soliciting materials generally means that your Grainger shares are held in different names or in different accounts. You must vote all of the proxy requests to ensure that all your shares are voted.

What constitutes a quorum at the meeting?

A majority of the outstanding shares entitled to vote on a matter, whether present in person or by proxy, constitutes a quorum for consideration of that matter at the meeting. A quorum is necessary for valid action to be taken on the matter. Your shares will be present by proxy and count toward the quorum if you give us your proxy by telephone, by Internet, or by signing, dating, and returning a proxy form.

Who pays the costs of soliciting proxies?

Grainger will pay all the costs of soliciting management proxies. Brokerage firms, custodians, nominees, fiduciaries, and other intermediaries are being asked to forward the proxy-soliciting materials to beneficial owners of Grainger common stock and to obtain their authority to give proxies. Grainger will reimburse these intermediaries for their reasonable expenses.

In addition to mailing proxy-soliciting materials, Grainger's directors, officers, and regular employees may solicit proxies personally, by telephone, or by other means. They will not receive additional compensation for these services, other than normal overtime pay, if applicable. Representatives of Grainger's transfer agent may also solicit proxies. Grainger additionally has employed D.F. King & Co., Inc. to help solicit proxies and will pay that firm approximately $7,000 for its services, plus reasonable costs and expenses.

Where can I find the voting results?

We will report the voting results on either a Form 10-Q or on a Form 8-K within four business days after the end of our annual meeting.

How do I submit a shareholder proposal or directly nominate a director at the 2014 annual meeting?

If you wish to have a shareholder proposal included in Grainger's proxy-soliciting materials for the 2014 annual meeting of shareholders, please send a notice of intent to submit your proposal at that meeting to the Corporate Secretary at Grainger's headquarters. The notice, including the text of the proposal, must be in writing, signed, and in compliance with the timing and other requirements of the proxy rules of the Securities and Exchange Commission. For a shareholder proposal relating to the 2014 annual meeting to be timely, Grainger must receive the notice no later than November 15, 2013.

Grainger's by-laws require written notice concerning a shareholder submission of a proposal or a shareholder nomination of a person for election as a director at a meeting of shareholders. For a shareholder proposal, certain information about the shareholder and the proposal is required. For the submission of a proposal, the notice must be furnished generally not less than 90 days and not more than 120 days before the anniversary date of the prior year's annual meeting. Likewise, for a shareholder nomination, certain information about the shareholder and the nominee is required. For a nomination to be considered at Grainger's 2014 annual meeting, the notice must be furnished no later than November 15, 2013.

A copy of the by-laws are available in the Corporate Governance section of Grainger's website at www.grainger.com/investor or may be obtained free of charge on written request to the Corporate Secretary at Grainger's headquarters, 100 Grainger Parkway, Lake Forest, Illinois 60045-5201.

2013 PROXY STATEMENT

W.W. GRAINGER, INC.

 Directors

Recommending Candidates for Board Membership

The Board Affairs and Nominating Committee recommends candidates for Board membership based on a number of criteria, including ethical standards, judgment, independence and objectivity, strategic perspective, record of accomplishments, and business knowledge and experience applicable to Grainger's goals. Suggestions as to candidates are received from members of the Board Affairs and Nominating Committee, other directors, employees, search firms and others, including shareholders.

Any shareholder who would like the Board Affairs and Nominating Committee to consider a candidate for Board membership should send a letter of recommendation containing the name and address of the proposing shareholder and of the proposed candidate and setting forth the business, professional, and educational background of the proposed candidate, as well as a description of any agreement or relationship between the proposing shareholder and proposed candidate. A written consent of the proposed candidate to being identified as a nominee and to serve as a director if elected must also be provided. The communication should be sent by mail or other delivery service to the attention of the Corporate Secretary at Grainger's headquarters.

Director Independence

The Board has adopted "categorical standards" to assist it in making independence determinations of nominees. The categorical standards are intended to help the Board in determining whether certain relationships between nominees and Grainger are "material relationships" for purposes of the New York Stock Exchange (NYSE) independence standards. The categorical standards adopted by the Board have more restrictive thresholds than the NYSE's bright line revenue test for non-independence. The categorical standards adopted by the Board are set forth in Appendix A to this proxy statement and are also available in the Corporate Governance section of Grainger's website at www.grainger.com/investor.

In the ordinary course of its operations during 2012, Grainger engaged in various types of transactions with organizations with which Grainger directors are associated in their principal business occupations or otherwise. Specifically, in the ordinary course of its business during 2012, Grainger bought products and/or services from, or sold products and/or services to, companies with which Messrs. Hall, Levenick, McCarter, Santi, and Slavik are associated as executive officers or otherwise. In no instance did the total amount of the purchases from or sales to any such company during 2012 represent more than 0.190% of the projected consolidated gross revenues of that company for the year or more than 0.416% of the consolidated gross revenues of Grainger for the year.

In addition, as part of its overall 2012 charitable contributions program, Grainger made donations to tax-exempt organizations with which Messrs. Anderson, Gantz, McCarter, Novich, Roberts, and Santi serve as officers, directors or trustees. In no instance did the total amount of the contributions to such an organization during 2012 represent more than 0.098% of that organization's projected total receipts for the year.

The Board considered these transactions and donations in assessing the independence of the directors involved against the NYSE's independence standards and Grainger's categorical standards, and determined that none of the directors had any direct or material indirect interest in the transactions and donations. Similar transactions and donations are likely to occur in the future, and are not expected to impair the independence of the directors involved.

W.W. GRAINGER, INC.

2013 PROXY STATEMENT

The Board has determined that each of Messrs. Anderson, Gantz, who is not standing for reelection, Hall, Levenick, McCarter, Novich, Roberts, Rogers, Santi, and Slavik, and Ms. Hailey has no material relationship with Grainger within the meaning of the NYSE independence standards and Grainger's categorical standards. The other nominee, Mr. Ryan, is a Grainger employee and, accordingly, is not considered "independent." All of the nominees were previously elected by the shareholders at the 2012 annual meeting of shareholders.

Annual Election of Directors

Grainger's directors are elected each year at the annual meeting. As set forth in the Operating Principles for the Board of Directors, Grainger expects all directors and nominees to attend annual meetings. At the 2012 annual meeting, all of the directors were in attendance. In addition, all directors attended at least 75% of Board and Committee meetings.

Eleven directors have been nominated for election at this year's annual meeting of shareholders. All directors are elected for a one-year term. Each director will therefore serve until the 2014 annual meeting of shareholders or until his or her successor has been qualified and elected. Details concerning the nominees are provided below.

Majority (rather than plurality) voting applies to Grainger's director elections. Accordingly, directors are elected by the votes of a majority of the shares of Grainger common stock represented in person or by proxy at the meeting and entitled to vote. A shareholder directing to withhold authority for re-election of a director will have the same effect as votes against the election of that director. Assuming a quorum is present, broker non-votes will not affect the outcome of the vote. If any of the nominees for director mentioned below should be unavailable for election, a circumstance that is not expected, the person or persons voting your proxy may exercise discretion to vote for a substitute nominee selected by the Board.

The nominees have provided the following information about themselves, including their ages in March 2013. Each nominee has provided information on their relevant background that includes their experience for at least the past five years.

Brian P. Anderson

Brian P. Anderson, age 62, is the former Executive Vice President of Finance and Chief Financial Officer of OfficeMax Incorporated, a distributor of business-to-business and retail office products, having served in that position until January 2005. Prior to assuming this position in 2004, Mr. Anderson was Senior Vice President and Chief Financial Officer of Baxter International Inc., a position he assumed in 1998. He is also a director of A. M. Castle & Co., for which he is Chairman of the Board as well as a director of James Hardie Industries SE where he chairs the audit committee and serves on the remuneration committee, and PulteGroup, Inc. where he chairs the audit committee and serves on the governance committee. He is a director of The Nemours Foundation. Mr. Anderson, an independent director, was first elected a director of Grainger in 1999 and is the Lead Director, the Chairman of the Board Affairs and Nominating Committee, a member of the Audit Committee, and an "audit committee financial expert."

2013 PROXY STATEMENT

W.W. GRAINGER, INC.

V. Ann Hailey

V. Ann Hailey, age 62, is the President, Chief Executive Officer and Chief Financial Officer of Famous Yard Sale, Inc., an online marketplace for celebrities to connect with their fans by offering items in a virtual yard sale format. Formerly, Ms. Hailey served as Chief Financial Officer of Gilt Groupe, an Internet retailer of discount luxury goods from January 2009 until January 2010. Previously she was with Limited Brands, Inc., where she served as Executive Vice President and Chief Financial Officer from 1997 to 2006 and as Executive Vice President, Corporate Development from 2006 to 2007. Prior to joining Limited Brands in 1997, Ms. Hailey was Senior Vice President and Chief Financial Officer of the Pillsbury Company. She is also a director of Avon Products, Inc. and serves on its audit committee, and is a director of Realogy Holdings Corp and serves as Chair of its audit committee. During the past five years, Ms. Hailey served on the board of directors of the Federal Reserve Bank of Cleveland. Ms. Hailey, an independent director, was first elected a director of Grainger in 2006 and is Chair of the Audit Committee, an "audit committee financial expert," and a member of the Board Affairs and Nominating Committee.

William K. Hall

William K. Hall, age 69, is a founding partner of Procyon Advisors, LLP and former Chairman of Procyon Technologies, Inc., a privately owned, Chicago-based holding company. Prior to assuming that position in 2000, Mr. Hall was Chairman and Chief Executive Officer of Falcon Building Products, Inc., a manufacturer and distributor of products for residential and commercial construction and home improvement markets. He currently serves on the boards of Actuant Corporation and Stericycle, Inc. and serves on the audit committee of Actuant Corporation. During the past five years, Mr. Hall served on the board of directors of A. M. Castle & Co. and Great Plains Energy Incorporated. He is a director of Northwestern University Settlement Association and a trustee of Rush University Medical Center. Mr. Hall, an independent director, was first elected a director of Grainger in 2005 and is a member of the Audit Committee, an "audit committee financial expert," and a member of the Board Affairs and Nominating Committee.

Stuart L. Levenick

Stuart L. Levenick, age 60, is Group President of Caterpillar Inc., a manufacturer of construction and mining equipment, diesel and natural gas engines and industrial gas turbines. Prior to assuming that position in 2004, Mr. Levenick served as Vice President, Caterpillar Inc. and Chairman of Shin Caterpillar Mitsubishi Ltd. from 2000 to 2004 and as Vice President, Asia Pacific Division from 2001 to 2004. He is also a director of Entergy Corporation. He is an Executive Director of the U.S. Chamber of Commerce, Chairman of the Association of Equipment Manufacturers, Washington, DC, and a member of the University of Illinois Foundation. Mr. Levenick, an independent director, was first appointed a director of Grainger in 2005 and is Chairman of the Compensation Committee and a member of the Board Affairs and Nominating Committee.

W.W. GRAINGER, INC.

2013 PROXY STATEMENT

John W. McCarter, Jr.

John W. McCarter, Jr., age 75, is President Emeritus of The Field Museum of Natural History, having served as its Chief Executive Officer from 1996 to 2012. Mr. McCarter served as Senior Vice President of Booz, Allen & Hamilton Inc., a management consulting firm, until 1997. He is a Fellow of the American Academy of Arts and Sciences; a member of the Board of Governors for Argonne National Laboratory; an Emeritus Trustee and former Chairman of Chicago's Public Television Station, WTTW Channel 11; a trustee of the National Recreation Foundation; a Regent at the Smithsonian Institution; and an Emeritus Trustee of the University of Chicago. Mr. McCarter, an independent director, was first elected a director of Grainger in 1990 and is a member of the Board Affairs and Nominating Committee and the Compensation Committee.

Under Grainger's Criteria for Membership on the Board of Directors, an outside director who has passed his or her 72nd birthday generally would not be nominated. Mr. McCarter has reached an age that exceeds the general guideline. However, given Mr. McCarter's performance as a member of the Board, and the experience, qualifications, attributes and skills of Mr. McCarter, as described on page 10, the Board has determined that an exception to this general principle for Mr. McCarter is appropriate.

Neil S. Novich

Neil S. Novich, age 58, is the former Chairman, President, and Chief Executive Officer and a former director of Ryerson Inc., a major metal distributor and fabricator. Mr. Novich became Ryerson's President and Chief Executive Officer in 1996 and also Chairman in 1999, a position he held through 2007. He is also a director of Analog Devices, Inc., Beacon Roofing Supply, Inc., where he serves on its audit committee, and Hillenbrand, Inc. He is a trustee of The Field Museum of Natural History and Children's Home & Aid, and a member of the Visiting Committee to the Physical Sciences Division, University of Chicago. Mr. Novich, an independent director, was first elected a director of Grainger in 1999 and is a member of the Board Affairs and Nominating Committee and the Compensation Committee.

Michael J. Roberts

Michael J. Roberts, age 62, is Chief Executive Officer of LYFE Kitchen restaurant. Formerly, he was Global President and Chief Operating Officer of McDonald's Corporation from 2004 to 2006. His previous positions at McDonald's Corporation included Chief Executive Officer—McDonald's USA during 2004; President—McDonald's USA from 2001 to 2004; and President, West Division—McDonald's USA from 1997 to 2001. Mr. Roberts is also a director of CenturyLink, Inc. and Standard Parking Corporation. During the past five years, Mr. Roberts served on the board of directors of Qwest Communications International, Inc. Mr. Roberts is a director of the Chicago Council on Global Affairs. Mr. Roberts, an independent director, was first appointed a director of Grainger in 2006 and is a member of the Board Affairs and Nominating Committee and the Compensation Committee.

2013 PROXY STATEMENT

W.W. GRAINGER, INC.

Gary L. Rogers

Gary L. Rogers, age 68, was Vice Chairman of General Electric Company from 2001 until his retirement in December 2003. Previously, Mr. Rogers was Senior Vice President of General Electric Company and President and Chief Executive Officer of GE Plastics from 1992 to 2001. During the past five years, Mr. Rogers served on the board of directors of Rohm and Haas Company and Wyeth. Mr. Rogers, an independent director, was first appointed a director of Grainger in 2004 and is a member of the Audit Committee and the Board Affairs and Nominating Committee.

James T. Ryan

James T. Ryan, age 54, is Chairman of the Board, President and Chief Executive Officer of Grainger, positions assumed in 2009, 2006 and 2008, respectively. Mr. Ryan became Chief Operating Officer and was appointed to Grainger's Board of Directors in 2007. Prior to that, Mr. Ryan served as Group President, a position assumed in 2004. He has served Grainger in increasingly responsible roles since 1980, including Executive Vice President, Marketing, Sales and Service; Vice President, Information Services; President, Grainger.com; and President, Grainger Parts. He is a trustee of the Museum of Science and Industry and DePaul University. He is also a member of the Civic Committee of the Commercial Club of Chicago, the Economic Club of Chicago, and Business Roundtable.

E. Scott Santi

E. Scott Santi, age 51 is President and Chief Executive Officer and a member of the board of directors of Illinois Tool Works Inc. (ITW), a worldwide manufacturer and marketer of engineered components and industrial systems and consumables. Mr. Santi was promoted to his current position in November 2012 after having served as acting Chief Executive Officer since October 2012. Previously, Mr. Santi served as Vice Chairman of ITW from 2008 to 2012, with responsibility for ITW's Worldwide Welding, Electronic Component Fabrication, Aircraft Ground Support Equipment Group, and Food Equipment businesses. From 2004 until 2008, Mr. Santi served as an Executive Vice President of ITW responsible for the company's Worldwide Welding, Electronic Component Fabrication, and Aircraft Ground Support Equipment Groups. Mr. Santi, an independent director, was first elected a director of Grainger in 2010 and is a member of the Audit Committee and the Board Affairs and Nominating Committee.

W.W. GRAINGER, INC.

2013 PROXY STATEMENT

James D. Slavik

James D. Slavik, age 60, is Chairman and a director of Mark IV Capital, Inc., a private commercial real estate development and investment company that was founded in 1974. Mark IV Capital acquires, invests in, develops and manages commercial real estate projects. Mr. Slavik was named to his current position in 2003, after serving as Mark IV Capital, Inc.'s Chairman and Chief Executive Officer from 1990 to 2003. He is also a director of the Hoag Hospital Foundation. Mr. Slavik, an independent director, was first elected a director of Grainger in 1987 and is a member of the Board Affairs and Nominating Committee and the Compensation Committee.

Determination Regarding Director Experience, Qualifications, Attributes, and Skills

Grainger's directors and nominees have varied experiences, qualifications, attributes, and skills that assist them in providing guidance and oversight to Grainger's management as it operates a multichannel business model through a network of branches, distribution centers, sales representatives, direct marketing, including catalogs, and a variety of electronic and Internet channels and with more than 22,400 employees in the United States, Canada, Europe, Asia, and Latin America. With 2012 sales of $9 billion and a leading broad-line distributor of maintenance, repair and operating supplies and other related products and services in North America with an expanding presence in Europe, Asia and Latin America, Grainger has a diverse customer base necessitating depth and breadth of product lines and offerings.

The Board has identified experience, qualifications, attributes, and skills that in light of Grainger's business and structure are relevant to service on the Board of Directors. The Board considers nominees who have demonstrated integrity and accomplishment in their business and professional careers and who possess the necessary experience, qualifications, attributes, and skills to contribute to the Board and Grainger. In addition, ongoing director education, whether provided by Grainger or by a third party, are important to service on the Board of Directors. Current nominees have engaged in continuing education and other programs to remain current in their particular areas of expertise as well as to further their understanding of corporate governance and in other matters relevant to Grainger.

The Board believes the experience, qualifications, attributes, and skills of each nominee qualify the nominee for service on the Board of Directors. Each of the current nominees has significant leadership experience in large, multifaceted organizations. This experience includes developing and executing corporate strategy, overseeing operations, and managing risks in organizations similar in size or complexity to Grainger. The summary provided below is not a comprehensive statement of each nominee's background but is provided to describe the primary other experiences, qualifications, attributes, and skills that led the Board to nominate each individual.

Mr. Brian P. Anderson served as the chief financial officer (CFO) of two public companies, held finance positions including corporate controller and vice president of audit and was an audit partner at an international public accounting firm. As a result, Mr. Anderson has in-depth knowledge of accounting and finance as well as familiarity in risk management and risk assessment and the application of the Committee of Sponsoring Organizations of the Treadway Commission internal controls framework. In addition, while serving as a CFO of one of the two public companies, Mr. Anderson had primary responsibility for the supply chain and logistics of that company. Mr. Anderson also has in-depth experience in corporate governance matters and is the Chairman of the Board of a public company as well as a member of the governance committee of two other public companies. In addition, Mr. Anderson serves on the audit committee of three public companies, including Grainger.

2013 PROXY STATEMENT

W.W. GRAINGER, INC.

Ms. V. Ann Hailey has spent her career in consumer businesses and has extensive financial and operations experience. In particular, Ms. Hailey possesses broad expertise in strategic planning, branding and marketing, retail goods and sales and distribution on a global scale. Ms. Hailey's positions as CFO, her current and prior service on the audit committees of other companies and as Audit Chair of the Cleveland Federal Reserve Bank as well as her accounting and financial knowledge, also impart significant expertise to the board, including an understanding of financial statements, corporate finance, accounting and capital markets. Further, as an executive at internet-based businesses, Ms. Hailey has added expertise in internet site development and selling as well as new venture management and funding.

Mr. William K. Hall has served as a senior executive at five multinational enterprises and as Chief Executive Officer (CEO) of three manufacturing companies. Included in his responsibilities was the management of foreign operations. Mr. Hall also served as the chief marketing officer of a large manufacturing company for over five years. Through his years of service with public and private companies as well as on a university's faculty, Mr. Hall has in-depth experience in finance, strategy, business ethics and governance. In addition, Mr. Hall has extensive experience as a strategic management consultant providing planning services including analyzing and evaluating company financials and assessing acquisition and divestiture opportunities.

Mr. Stuart L. Levenick serves as the president of a multinational manufacturing company and has had extensive international operations experience including positions outside the United States in numerous countries for more than 20 years. Mr. Levenick also has current and past operational responsibility for supply chain and logistics and current responsibility for the global parts and product support business as well as global marketing of his present employer. In addition, he has led his employer's global human resources function and has responsibility for that company's enterprise risk assessment.

Mr. John W. McCarter, Jr. served as the CEO of a large not-for-profit enterprise and was previously the senior vice president and practice lead for a management consulting firm. During his tenure as a consultant, Mr. McCarter consulted on corporate strategy and organization matters. Mr. McCarter also has extensive governance experience as the chairman of non-profit boards as well as past service as a trustee of two universities and service on public company boards. Mr. McCarter has served on audit committees of public and private companies and was the former director of finance and budget director for the State of Illinois.

Mr. Neil S. Novich has served as the CEO and chairman of the board of a public multinational metal distributor and fabricator, where he was deeply engaged in that company's distribution operations on a domestic and international basis, and also in the leadership development and human resources functions. He was also a consultant for a management consulting firm for over 10 years developing strategies for its clients. As a result, Mr. Novich has in-depth operational experience in supply chain, distribution and logistics and experience in developing strategy across a variety of industries. Mr. Novich also serves on the nominating and governance committee of another public company and the compensation committees of two other public companies.

Mr. Michael J. Roberts served as president and chief operating officer of a multinational public food-service company and in this capacity had extensive management and profit and loss responsibilities. Further, he was responsible for the marketing and international operations of that company. Mr. Roberts also has significant human resources experience and serves on the compensation committees of two other public companies.

Mr. Gary L. Rogers served as president and CEO of a global enterprise with responsibilities including international operations, global supply chain, distribution and logistics. Mr. Rogers also has a background in finance and accounting serving as part of the corporate audit staff and as division chief financial officer for that same enterprise.

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Mr. James T. Ryan is the Company's Chairman, President and CEO. He has served Grainger in many capacities over his 30 years with the Company including direct responsibility for purchasing and varied management roles in the supply chain operations of the Company. Previously, Mr. Ryan was directly responsible for the sales and marketing of Grainger's United States operations. Mr. Ryan also has extensive experience in strategic planning, development and execution.

Mr. E. Scott Santi is the CEO of a public manufacturer and marketer of products. Prior to assuming this position, he served in various management roles for the same company including positions requiring significant operational and financial responsibility. During his tenure he has had extensive international responsibility including operating responsibility for annual international revenues of several billion dollars. Mr. Santi has also had significant strategic marketing responsibilities and human resource experience including compensation policy, leadership development and succession planning.

Mr. James D. Slavik is the chairman of a private commercial real estate development and investment company and was previously that company's CEO. As a result, Mr. Slavik has expansive knowledge in investments, financing and real estate. Mr. Slavik also worked at multiple commercial brokerage companies as an investment properties broker and led the marketing programs for clients' commercial properties.

Board Diversity

One of the primary objectives of Grainger's corporate governance structure is to have a highly functional Board that properly oversees Grainger's strategies and operations. The Board's Criteria for Membership on the Board of Directors (Criteria) list the various characteristics that the Board Affairs and Nominating Committee should consider in reviewing candidates for the Board. In addition to relevant business experience, qualifications, attributes, skills, and the willingness to become involved with Grainger, the Criteria also enumerate personal characteristics that should be considered, including reputation for ethics and integrity, common sense and judgment, independent and objective thought, and the consideration of diverse opinions.

Regarding diversity, the Criteria specify that consideration shall be given to candidates without regard to race, color, religion, gender or national origin. To ensure that the Board benefits from diverse perspectives, it seeks qualified nominees from a variety of backgrounds, including candidates of gender and racial diversity, and in any retained search for Board candidates, Grainger specifies that the Board is seeking candidates with gender and racial diversity. The Board actively reviews diversity recruiting efforts.

 Board of Directors and Board Committees

Six meetings of the Board were held in 2012. Each regular Board meeting included at least one executive session, during which only independent directors were present. In addition, the directors acted once by unanimous written consent during the year.

The Board has three standing committees: Audit, Board Affairs and Nominating, and Compensation. All members of these committees are required to be "independent" directors.

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All non-employee directors have been determined to be independent. Committee memberships are shown in the following table:

Independent Directors' Committee Assignments

Name	Audit	Board Affairs and Nominating	Compensation

Brian P. Anderson	Member	Chair

Wilbur H. Gantz	Member	Member

V. Ann Hailey	Chair	Member

William K. Hall	Member	Member

Stuart L. Levenick		Member	Chair

John W. McCarter, Jr.		Member	Member

Neil S. Novich		Member	Member

Michael J. Roberts		Member	Member

Gary L. Rogers	Member	Member

E. Scott Santi	Member	Member

James D. Slavik		Member	Member

Lead Director

The Operating Principles for the Board of Directors and Grainger's by-laws created the leadership position of Lead Director, to be elected annually by and from the Board's independent directors. Mr. Brian P. Anderson was elected to serve as Lead Director after the April 2012 annual meeting of shareholders.

Audit Committee

The Audit Committee met five times in 2012. The Board has determined that each of the members of the Audit Committee is "independent," as that term is defined in the independence requirements for audit committee members contained in the applicable rules of the Securities and Exchange Commission (SEC) and standards of the New York Stock Exchange (NYSE). The Board has also determined that each of Ms. V. Ann Hailey, Chair of the Audit Committee, Mr. Brian P. Anderson and Mr. William K. Hall, each a member of the Audit Committee, is an "audit committee financial expert," as that term is defined in the applicable rules of the SEC.

The Audit Committee assists the Board in its oversight responsibility with respect to Grainger's financial reporting process, Grainger's systems of internal accounting and financial controls, the integrity of Grainger's financial statements, Grainger's compliance with legal and regulatory requirements, the qualifications and independence of Grainger's independent auditor, and the performance of Grainger's internal audit function and independent auditor. It also has oversight responsibilities for various aspects of certain employee benefit plans. Additionally included among the responsibilities of the Audit Committee are the appointment, compensation, retention, and oversight of the independent auditor; the establishment of procedures for the treatment of complaints regarding accounting, internal accounting controls, and auditing matters; and the pre-approval of audit and non-audit services to be provided by the independent auditor. The Audit Committee has the further responsibility to review Grainger's risk assessment and risk management process and policies and to oversee compliance with Grainger's Business Conduct Guidelines.

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Board Affairs and Nominating Committee

The Board Affairs and Nominating Committee met five times in 2012. The Board has determined that each of the members of the Board Affairs and Nominating Committee is "independent," as that term is defined in the independence requirements for members of nominating committees contained in the applicable standards of the NYSE.

The Board Affairs and Nominating Committee makes recommendations to the Board regarding the makeup of the Board and its committees, establishes specific criteria by which potential directors shall be qualified, identifies potential nominees, makes recommendations concerning director and nominee independence, reviews transactions between Grainger and related persons (as further discussed below) as well as evaluates the overall performance of the Board. It also has primary oversight responsibility for corporate governance, including the responsibility to recommend corporate governance principles, recommend Board committee responsibilities and members, evaluate the Board in the area of corporate governance, including the adequacy of the information supplied to the Board and the Board's performance of its oversight responsibilities relative to the management of Grainger, and to recommend retirement, compensation, and other policies applicable to directors; and oversight responsibility of corporate citizenship activities to advance the interest of shareholders including involvement in the communities Grainger serves and promotion of a sustainable environment. Additional responsibilities of the Board Affairs and Nominating Committee are to review senior management organization and succession and to make initial assessments regarding major issues or proposals.

Compensation Committee

The Compensation Committee oversees Grainger's compensation and benefits policies and programs (generally with regard to all employees and specifically with regard to officers), makes executive compensation decisions, and reviews and makes recommendations concerning other compensation related matters to be submitted to the Board and/or shareholders for approval. The general responsibilities of the Committee are to oversee:

■

That a market competitive compensation structure is in place that will attract, motivate, develop, and retain key talent necessary to help deliver performance that will increase shareholder value;

■

That compensation, especially senior management compensation, is linked to both personal and Company performance;

■

That the Company's competitive policies and practices for all employees are designed to avoid inappropriate risk taking incentives;

■

That compensation and benefit policies and practices reflect the highest level of integrity; and

■

That various stock and incentive plans are appropriately administered.

In 2012, the Compensation Committee met five times and each meeting included an executive session without management present. The Board has determined that each of the members of the Compensation Committee is "independent," as that term is defined in the independence requirements for members of compensation committees contained in the applicable standards of the NYSE.

The Compensation Committee annually reviews and approves corporate goals and objectives relevant to CEO compensation, evaluates CEO performance in light of those financial goals and objectives, and, together with the other independent directors (as directed by the Board),

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determines and approves the CEO's compensation based on this evaluation, in executive session without members of management present, and approves the compensation paid to the five most highly compensated executives, the Named Executive Officers (NEOs).

In overseeing the Company's compensation programs, the Compensation Committee (the Committee) develops programs based on its own deliberations. It also considers alternatives and recommendations from its own independent compensation consultant, a variety of other compensation and benefits consultants, and management. Since 2004, the Committee has retained Deloitte Consulting LLP (Deloitte Consulting) as its independent compensation consultant. In 2013, after a review of the factors prescribed by the SEC and the NYSE, the Compensation Committee determined that its compensation consultant, Deloitte Consulting, is an independent advisor under the rules and regulations.

The independent compensation consultant is solely hired by and reports directly to the Committee. The Committee's practice is to routinely meet with the independent compensation consultant in executive session, without management present, following each Compensation Committee meeting. The Committee has sole authority to retain and terminate the independent compensation consultant, including sole authority to approve the consultant's fees. At the Committee's direction, the independent compensation consultant:

■

attends Committee meetings;

■

assists the Committee in evaluating compensation proposals;

■

helps analyze recommendations proposed by management;

■

assists with the design of the structure and metrics for incentive compensation programs;

■

responds to specific compensation-related inquiries, such as determining comparator companies used for compensation studies;

■

conducts risk reviews of the Company's performance and incentive-based compensation programs; and

■

undertakes special projects.

The Committee seeks advice from the independent compensation consultant on compensation trends and best practices, as well as in reviewing the Company's programs and policies to ensure they are designed and operate to achieve their purposes and goals. During 2012, the independent compensation consultant performed a number of specific projects, including assisting the Company in performing a risk review of the incentive programs, providing advice on executive compensation trends, and attending all Compensation Committee meetings and executive sessions.

Members of management (including certain of its NEOs) assist the Compensation Committee in performing its responsibilities by providing recommendations for the design of Grainger's compensation program for its NEOs, other officers, and other employees. Management also recommends salary and award levels, except those related to Mr. Ryan, Chairman of the Board, President and Chief Executive Officer. Mr. Ryan's salary and awards are reviewed by the Compensation Committee, either alone or together with the other independent directors (as directed by the Board), in executive session without members of management present.

The Compensation Committee grants equity awards (stock options, restricted stock units (RSUs), and performance shares) to officers and other employees under the 2010 Incentive Plan. The Committee delegates to management a limited authority to grant stock options and RSUs to non-officer employees. Awards under this authority are granted under the terms and conditions that have been approved by the Committee. The pool of shares available to management under this delegation is refreshed annually to 20,000 stock options and 25,000 RSUs. The maximum amount that management is authorized to award is 5,000 stock options

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and 2,500 RSUs, and to avoid any perception of manipulated timing, all awards are effective the first business day of the month following the award. Information concerning the grants is shared with the Committee at its next meeting. The Committee may terminate this delegation of authority at its discretion.

Leadership Structure

The Board has carefully considered its leadership structure and believes that a combined Chairman/Chief Executive Officer position represents the best leadership structure for Grainger.

The Board has strong governance structures and processes in place to ensure the independence of the Board. These established structures and processes, which are reflected in the Operating Principles for the Board of Directors and the various committee charters, provide for the independent directors to exercise authority so that the Board is effective in overseeing critical matters of strategy, operations, and reporting. Important duties performed by the independent directors, either collectively or through committees made up solely of independent directors, are selecting the Chairman and Chief Executive Officer and evaluating his or her performance and the resulting compensation.

The Board believes that a single individual serving in the combined position of Chairman and Chief Executive Officer provides a useful and effective connection between the Board and Company management to help them act with a common understanding and purpose. This structure assists in the timely flow of relevant information that supports effective Board decision-making.

The Board does not believe that separating the role of the Chairman and Chief Executive Officer would result in strengthening Grainger's corporate governance or in creating or enhancing long-term value for our shareholders. While the Board generally believes that splitting the positions is unnecessary and not in the best interest of shareholders, in 2008, as part of a planned leadership succession process, it temporarily separated the two positions. The separation of these functions helped promote an orderly transition in Company leadership. At the end of the transition period, after consideration of Grainger's governance structures, the Board determined it was appropriate to recombine the Chairman and Chief Executive Officer positions.

In deciding that a combined Chairman and Chief Executive Officer position is the appropriate leadership structure for Grainger, the Board also recognized the need for independent leadership and oversight. Since 1995, Grainger's Operating Principles for the Board of Directors have assigned a leadership role to the independent director serving as Chairman of the Board Affairs and Nominating Committee. Over time, this director has been responsible for facilitating Board involvement on major issues and/or proposals, reviewing meeting agenda and information to be provided to the Board, consulting with directors, the Chief Executive Officer, and management and presiding at executive sessions of the Board.

In 2010, the Board revised its Operating Principles and by-laws to create the leadership position of Lead Director, to be elected annually by and from the Board's independent directors. Among the duties assigned to the Lead Director is the responsibility for:

■

Presiding at meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors;

■

Serving as the primary liaison between the Chairman and the independent directors;

■

Reviewing and approving the types of information sent to the Board;

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■

Reviewing and approving meeting agenda for the Board to ensure that critical issues are included;

■

Reviewing and approving meeting schedules to ensure that there is sufficient time for discussion of all agenda items;

■

Conducting the Board's annual self-evaluation, including coordinating Board committee evaluations;

■

Leading the Chairman/Chief Executive Officer evaluation and communicating to the Chairman/Chief Executive Officer the independent directors' annual evaluation of the Chairman/Chief Executive Officer's performance; and

■

Calling meetings of the independent directors if appropriate.

The Board believes that given Grainger's corporate governance structures and processes, a combined Chairman and Chief Executive Officer position in conjunction with an independent Lead Director provides effective oversight of management by the Board and results in a high level of management accountability to shareholders.

Board's Role in Risk Oversight

Grainger is a broad-line distributor of maintenance, repair and operating supplies and other related products and services serving businesses and institutions, providing customers with access to more than 950,000 products. Grainger has a broad and diverse customer base. In 2012, sales transactions were made to approximately 1.4 million customers with no single customer's aggregate purchases representing more than 2 percent of Grainger's total sales. Grainger also has a diverse supplier base. In 2012, Grainger purchased products from more than 2,600 key suppliers, and no single supplier represented more than 5 percent of the total purchases.

The Board's role is to oversee risk assessment and risk management processes and policies used by Grainger to identify, assess, monitor and address potential financial, compensation, operational, strategic and legal risks on an enterprise-wide basis. The Audit Committee of the Board also regularly reviews Grainger's risk assessment and risk management processes and policies, including receiving regular reports from the members of Grainger's management who are responsible for risk assessment and risk management on the effectiveness of Grainger's Enterprise Risk Management (ERP) initiatives.

Available Information

Grainger has adopted Business Conduct Guidelines for directors, officers, and employees, incorporating the Code of Ethics required by rules of the SEC to be applicable to a company's chief executive officer, chief financial officer, and chief accounting officer or controller, and intends to satisfy any disclosure requirements with respect to the Business Conduct Guidelines by posting the information on its website. Grainger also has adopted Operating Principles for the Board of Directors, which represent its corporate governance guidelines.

Grainger's Business Conduct Guidelines and Operating Principles for the Board of Directors are available in the Corporate Governance section of Grainger's website at www.grainger.com/investor.

Also available in the Corporate Governance section of that website are the charters, adopted by the Board, of the Board's Audit Committee, Board Affairs and Nominating Committee, and Compensation Committee.

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All of these documents are also available to shareholders in print, free of charge, upon request to the Corporate Secretary at Grainger's headquarters, 100 Grainger Parkway, Lake Forest, Illinois 60045-5201.

Other Communications With Directors

Grainger has established a process by which shareholders and other interested parties may communicate with the Board, Board committees, and/or individual directors on matters of interest. Such communications should be sent in writing to:

[Name(s) of director(s)]
or
[Non-management directors]
or
[Board of Directors]
W.W. Grainger, Inc.
P.O. Box 856
Skokie, Illinois 60076-0856

If the matter is confidential in nature, please mark the correspondence accordingly. Additional information concerning this process is available in the Corporate Governance section of Grainger's website at www.grainger.com/investor.

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W.W. GRAINGER, INC.

 Director Compensation

Grainger's eleven independent directors each receive an annual cash retainer of $85,000 and an annual deferred stock grant of $115,000. Directors serving as Committee Chairs receive an additional annual retainer.

Grainger's eleven independent directors (directors) are compensated at a level that approximates median market practice. For 2012, Grainger paid these directors an annual cash retainer of $85,000 each for the year upon election at the annual meeting of shareholders, which covered all regularly scheduled meetings of the Board and its committees. If additional meetings were held, a per-meeting fee of $1,500 was paid to each attending director. The Chairs of Board committees and the Lead Director received additional annual retainers. For the Chair of the Audit Committee, the retainer was $20,000; for the Chair of the Compensation Committee, the retainer was $15,000; for the Chair of the Board Affairs and Nominating Committee, the retainer was $7,500; and for the Lead Director, the retainer was $7,500.

All independent directors also receive an annual deferred stock unit grant. The number of shares covered by each grant is equal to $115,000 (based on the 200-day average stock price as of January 31, in the year of the grant, a methodology consistent with the calculation used for equity awards to Grainger executives), rounded up to the next ten-share increment. The deferred stock units are settled in shares upon termination of service as a director. Directors may also defer their annual retainers, committee chair retainers, and meeting fees in a deferred stock unit account.

In benchmarking director pay, Grainger uses the same compensation comparator group that is used to benchmark compensation for Grainger's executives as described in the Compensation Discussion and Analysis. The Compensation Committee's independent compensation consultant periodically reviews the comparative information and advises on director compensation.

After the 2013 annual meeting of shareholders, the directors' compensation will be adjusted as follows:

■

The annual cash retainer for each director will remain unchanged at $85,000;

■

The deferred stock grant will increase by $10,000 to $125,000;

■

Chair Retainers:

  –  Audit Committee—the annual retainer will remain unchanged at $20,000;

  –  Compensation Committee—the annual retainer will remain unchanged at $15,000; and

  –  Board Affairs and Nominating Committee—the annual retainer will increase by $2,500 to $10,000.

■

The annual retainer for the Lead Director will increase by $12,500 to $20,000.

Stock ownership guidelines applicable to non-employee directors were established in 1998. These guidelines provide that within five years after election, a director must own Grainger common stock and common stock equivalents having a value of at least five times the annual cash retainer fee for serving on the Board. The policy also states that any pledged shares cannot be used to meet the ownership guidelines. All directors are currently in compliance with the guidelines.

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2013 PROXY STATEMENT

Grainger provides travel and reimburses travel expenses relating to their service as a director and reimburses directors for attending continuing education programs. In addition, Grainger matches directors' charitable contributions on a three to one basis up to a maximum company contribution of $7,500 annually and provides discounts on product purchases, both on the same basis as provided to U.S. Grainger employees.

A director who is an employee of Grainger or any Grainger subsidiary does not receive any compensation for serving as a director.

2012 Director Compensation

Name	Fees Earned or Paid in Cash[1]	Stock Awards[2]	Option Awards	Non-equity Incentive Plan Compensation	Change in Pension Value and Non- qualified Deferred Compensation Earnings	All Other Compensation[3]	Total

Brian P. Anderson	$100,000	$148,637	$0	$0	$0	$7,500	$256,137

Wilbur H. Gantz	$85,000	$148,637	$0	$0	$0	$0	$233,637

V. Ann Hailey	$105,000	$148,637	$0	$0	$0	$0	$253,637

William K. Hall	$85,000	$148,637	$0	$0	$0	$0	$233,637

Stuart L. Levenick	$100,000	$148,637	$0	$0	$0	$0	$248,637

John W. McCarter, Jr.	$85,000	$148,637	$0	$0	$0	$4,875	$238,512

Neil S. Novich	$85,000	$148,637	$0	$0	$0	$7,500	$241,137

Michael J. Roberts	$85,000	$148,637	$0	$0	$0	$0	$233,637

Gary L. Rogers	$85,000	$148,637	$0	$0	$0	$0	$233,637

James T. Ryan	$0	$0	$0	$0	$0	$0	$0

E. Scott Santi	$85,000	$148,637	$0	$0	$0	$7,500	$241,137

James D. Slavik	$85,000	$148,637	$0	$0	$0	$7,500	$241,137

1
Represents cash fees received in 2012.

2
Represents the grant date fair value of an award of 720 deferred stock units made on April 26, 2012, with immediate vesting that will be paid upon termination from service, computed in accordance with FASB ASC Topic 718. The stock units were determined by dividing the grant dollar value by the 200-day average stock price as of January 31 in the year of the grant, a methodology consistent with the calculation to be used for other executive equity awards.

3
Represents amount paid by the Company to charitable organizations as part of the Company's matching gift program.

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W.W. GRAINGER, INC.

 Ownership of Grainger Stock

The table below shows how many shares of Grainger common stock the directors, certain executive officers, and all directors and executive officers as a group beneficially owned as of March 4, 2013.

Beneficial ownership is a term broadly defined by the SEC. In general, a person beneficially owns securities if the person, alone or with another, has voting power or investment power (the power to sell) over the securities. Being able to acquire either voting or investment power within 60 days, such as by exercising stock options, also results in beneficial ownership of securities. Unless otherwise indicated in the footnotes following the table, each of the named persons had sole voting and investment power with respect to the indicated number of Grainger shares.

Beneficial Owner	Shares	Stock Option Shares Exercisable Within 60 Days[1]	Stock Units[2]	Total	Percentage of Common Stock[3]

James D. Slavik[4,5,6,7] 100 Bayview Circle Suite 4500 Newport Beach, CA 92660	4,166,385	0	15,436	4,181,821	6.0%

Brian P. Anderson	4,340	1,670	12,460	18,470	*

Court D. Carruthers	14,900	54,000	13,000	81,900	*

Wilbur H. Gantz[8]	6,500	1,670	25,353	33,523	*

V. Ann Hailey	200	0	7,183	7,383	*

William K. Hall	3,000	0	15,420	18,420	*

Ronald L. Jadin[9]	9,917	79,200	10,000	99,117	*

Stuart L. Levenick	400	0	12,907	13,307	*

Donald G. Macpherson	10,658	56,000	20,000	86,658	*

John W. McCarter, Jr.[10]	17,343	0	13,356	30,699	*

Neil S. Novich	4,605	0	18,073	22,678	*

Michael A. Pulick	6,830	69,500	20,000	96,330	*

Michael J. Roberts	1,000	0	13,108	14,108	*

Gary L. Rogers	310	0	8,608	8,918	*

James T. Ryan	94,381	364,000	70,000	528,381	*

E. Scott Santi	300	0	2,878	3,178	*

Directors and Executive Officers As a group[11,12,13]	5,244,424	751,240	344,982	6,340,646	8.5%

1
In computing the percentage of shares owned by each person and by the group, these shares were added to the total number of outstanding shares for the separate calculations.

2
Represents the number of stock units credited to the accounts of non-employee directors under the Director Stock Plan, the 2005 Incentive Plan, and the 2010 Incentive Plan, and the number of restricted stock units credited to the accounts of executive officers under the 1990 Long Term Stock Incentive Plan, the 2005 Incentive Plan, and the 2010 Incentive Plan. Each stock unit is intended to be the economic equivalent of a share of Grainger common stock. These units are excluded from the computations of percentages of shares owned.

3
An asterisk (*) indicates less than 1%.

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2013 PROXY STATEMENT

4
Mr. Slavik is known to be the beneficial owner of more than 5% of Grainger's common stock.

5
Includes 2,845,220 shares as to which Mr. Slavik has shared voting and/or investment power.

6
Excludes 704,358 shares held by certain of Mr. Slavik's family members, as to which shares Mr. Slavik disclaims voting or investment power.

7
Includes 1,536,117 shares that are pledged as collateral. As of March 15, 2013, Mr. Slavik will have reduced the pledge by 252,804 shares, bringing the total shares pledged to 1,283,313 and less than 2% of the shares of common stock outstanding. The remaining pledge includes 100,000 shares owned by Mr. Slavik, 1,147,253 shares owned by Mark IV Capital, as to which Mr. Slavik shares voting and investment power, and 36,060 shares owned by a trust as to which Mr. Slavik serves as co-trustee. The pledge arrangements are longstanding: 100,000 shares have been pledged since June 2006; 1,147,253 shares have been pledged since March 2001; and 36,060 have been pledged since May 2011. Further, the shares pledged were not awarded to Mr. Slavik in his capacity as a director and his beneficial ownership in these shares pre-dates Grainger's initial public offering in 1967.

On December 12, 2012, the Board of Directors adopted a policy that prohibits officers and directors from pledging any additional Grainger shares as collateral for a loan or for a margin account effective January 1, 2013. Further, on December 12, 2012, Grainger amended its stock ownership guidelines so that any shares pledged as collateral for a loan or for a margin account would not count toward meeting the officer or director ownership guidelines.

Mr. Slavik is actively implementing a plan to reduce the pledged shares attributable to him, starting with the reduction of 252,804 shares in March 2013. Mr. Slavik has committed to the Board of Directors that so long as he remains a director he will not pledge any additional shares, that he will reduce his outstanding pledges by 20% per year, and that within five years he will terminate all of his pledging arrangements. Mr. Slavik currently meets Grainger's stock ownership guidelines for directors without regard to the pledged shares.

8
Includes 6,500 shares as to which Mr. Gantz has shared voting and investment power.

9
Excludes 6,086 shares and 5,000 stock option shares exercisable within 60 days held by Mr. Jadin's wife, as to which Mr. Jadin disclaims voting or investment power.

10
Includes 17,343 shares as to which Mr. McCarter has shared voting and investment power with his wife.

11
Includes 3,738,593 shares as to which members of the group have shared voting and/or investment power.

12
Excludes 710,444 shares and 5,000 stock option shares exercisable within 60 days held by certain family members, as to which shares members of the group disclaim voting or investment power.

13
Includes 868,000 shares as to which a member of the group who is an executive officer may be deemed to have shared voting and investment power by virtue of his serving as a director of The Grainger Foundation, Inc. The Grainger Foundation was established in 1952 by William Wallace Grainger, the founder of Grainger, and is not affiliated with Grainger.

The following table sets forth information concerning all other persons known to Grainger to beneficially own more than 5% of Grainger's common stock.

Beneficial Owner	Shares Beneficially Owned*		Percentage of Common Stock
David W. Grainger 100 Grainger Parkway Lake Forest, Illinois 60045	4,632,924	**	6.7%

*
Includes shares beneficially owned by affiliated entities.

**
As reported in a Schedule 13D/A files with the Securities and Exchange Commission containing information as of February 5, 2013.

 Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires that Grainger's directors, executive officers, and 10% shareholders file with the SEC reports concerning their ownership, and changes in their ownership, of Grainger equity securities. Based on a review of copies of the reports provided to Grainger and representations of those persons, Grainger believes that these filing requirements were met during 2012, except that Ronald L. Jadin filed a late Form 5 disclosing two gifts which occurred in December 2011.

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W.W. GRAINGER, INC.

 Report of the Audit Committee of the Board

The Audit Committee of the Board of Directors assists the Board in fulfilling its oversight responsibilities. The Board has determined that each of the members of the Audit Committee is "independent," as that term is defined in the independence requirements for audit committee members contained in the applicable rules of the Securities and Exchange Commission and standards of the New York Stock Exchange. The Audit Committee acts under a charter that is reviewed annually, was last amended by the Board on October 26, 2010, and is available on the Company's web site at www.grainger.com/investor.

Management is responsible for the Company's internal controls and the financial reporting process and for compliance with applicable laws and regulations. Ernst & Young LLP, the Company's independent auditor, was responsible for performing an independent audit of the Company's most recent consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America, as well as expressing an opinion on the effectiveness of the Company's internal control over financial reporting. The Audit Committee's responsibility is to monitor and oversee these processes.

In performing these responsibilities, the Audit Committee reviewed and discussed the Company's audited consolidated financial statements and the effectiveness of internal control over financial reporting with management and Ernst & Young LLP. The Audit Committee discussed with Ernst & Young LLP matters required to be discussed under Statement on Auditing Standards No. 61, "Communication with Audit Committees", as amended and as adopted by the Public Company Accounting Oversight Board in Rule 3200T. Ernst & Young LLP also provided to the Audit Committee the letter and written disclosures required by the Ethics and Independence Rule No. 3526, "Communications with Audit Committees Concerning Independence," and the Audit Committee discussed with Ernst & Young LLP the matter of the firm's independence.

Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2012, as filed with the Securities and Exchange Commission.

V. Ann Hailey, Chair Brian P. Anderson Wilbur H. Gantz William K. Hall Gary L. Rogers E. Scott Santi
Members of the Audit Committee of the Board of Directors

W.W. GRAINGER, INC.

2013 PROXY STATEMENT

 Audit Fees and Audit Committee Pre-Approval Policies and Procedures

The following table sets forth the fees for professional services rendered by Ernst & Young LLP with respect to fiscal years 2012 and 2011, respectively:

Fee Category	2012	2011
Audit Fees	$2,825,942	$2,192,790
Audit-Related Fees	148,480	144,500
Tax Fees	816,500	757,100
All Other Fees	3,000	3,000

Total Fees	$3,793,922	$3,097,390

Audit Fees. Consists of fees billed for professional services rendered for the audits of Grainger's annual financial statements and internal control over financial reporting, review of the interim financial statements included in Grainger's quarterly reports on Form 10-Q, and other services normally provided in connection with Grainger's statutory and regulatory filings or engagements.

Audit-Related Fees. Consists of fees billed for professional services rendered for assurance and related services that are reasonably related to the performance of the audit or review of Grainger's financial statements. These services include the audits of Grainger's employee benefit plans and various attest services.

Tax Fees. Consists of fees billed for professional services rendered for tax compliance, tax advice, and tax planning. These services include assistance with the preparation of various tax returns.

All Other Fees. Consists of fees billed for all other professional services rendered to Grainger.

Pre-Approval Policy for Audit and Non-Audit Services

The Audit Committee has adopted a policy for the pre-approval of all audit and permitted nonaudit services to be provided by Grainger's independent auditor. Also, specific pre-approval by the Audit Committee is required for any proposed services exceeding pre-approved cost levels.

The Audit Committee may delegate pre-approval authority for audit and non-audit services to one or more of its members, and such authority has been delegated to the Chairman of the Audit Committee. The decisions of any member to whom such authority is delegated must be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee periodically reviews reports summarizing all services provided by the independent auditor.

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 Report of the Compensation Committee of the Board

The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis with management. Based on such review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company's proxy statement for its 2013 annual meeting of shareholders and in its Annual Report on Form 10-K for the year ended December 31, 2012, as filed with the Securities and Exchange Commission. The Compensation Committee acts under a charter that is reviewed annually, was last reviewed by the Board on February 20, 2013 and is available on the Company's website at www.grainger.com/investor.

Stuart L. Levenick, Chairman John W. McCarter, Jr. Neil S. Novich Michael J. Roberts James D. Slavik
Members of the Compensation Committee of the Board of Directors

W.W. GRAINGER, INC.

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 Fees for Independent Compensation Consultant

The Compensation Committee of the Board has engaged Deloitte Consulting LLP (Deloitte Consulting) as its independent compensation consultant. The following table sets forth the fees for services rendered by Deloitte Consulting and its affiliates with respect to fiscal year 2012:

Type of Fee	2012
Executive Compensation Consulting	$124,078
All Other Consulting	1,580,156

Total Fees	$1,740,234

Executive Compensation Consulting Fees: Consists of fees billed for services provided to advise the Compensation Committee of the Board with respect to executive and director compensation.

All Other Consulting Fees: Consists of fees billed for all other services provided to Grainger. None of these fees are related to compensation matters.

Since 2003, affiliates of Deloitte Consulting have provided other services to Grainger that are unrelated to executive compensation matters. The decision to engage an affiliate of Deloitte Consulting for these other services was made by management. The Board has been informed of this ongoing work and the use of an affiliate of Deloitte Consulting but neither the Board nor the Compensation Committee specifically approved these services. In 2013, after a review of the factors prescribed by the Securities and Exchange Commission and the New York Stock Exchange, the Compensation Committee determined that its compensation consultant, Deloitte Consulting, is an independent advisor under the rules and regulations.

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 Compensation Discussion and Analysis

Compensation Discussion & Analysis Topics:

  1.
  Executive Summary

  2.
  Compensation Philosophy, Plans and Practices

  3.
  Compensation Committee of the Board

  4.
  Risk Assessment

  5.
  Say-On-Pay

  6.
  Role of Management

  7.
  Compensation Comparator Group

  8.
  Base Salaries

  9.
  Annual Incentives

  10.
  Long-Term Incentives

  11.
  Stock Ownership Guidelines

  12.
  Hedging and Pledging Prohibition

  13.
  Other Benefits

  14.
  Employment Contracts, Change in Control Arrangements, and Termination of Employment Arrangements

  15.
  Compensation Recoupment Policy (Clawbacks)

W.W. GRAINGER, INC.

2013 PROXY STATEMENT

1.     Executive Summary

The Company's compensation program is based upon a philosophy that is applied to all Company employees—to attract and retain the best people and provide them appropriate performance-based incentives that encourage them to achieve results that create long-term shareholder value.

The overall structure is designed to drive profitable growth leading to shareholder value creation. The Company made relatively few changes to its compensation programs in 2012:

  ■

  The Company implemented a prohibition on future pledging of shares by Named Executive Officers and directors and revised the stock ownership guidelines to confirm that pledged shares do not count toward satisfying stock ownership requirements;

  ■

  The comparator group was updated in 2012 to ensure that the Company was approximately at the median of the group in sales and enterprise value;

  ■

  The annual incentive targets for all named executive officers except the Chief Executive Officer were increased by 5% to match median market practice; and

  ■

  Beginning in 2013, the performance share program will focus on sales in the third year and continue to focus on Return on Invested Capital (ROIC) over three years (versus the current focus on sales in the second year).

Employees at all levels of the Company, including its executives, are provided incentives to grow the business (Sales Growth) while achieving investment returns (Return on Invested Capital, or ROIC) for the Company's shareholders. For executives, the compensation program is designed to link pay to performance and is structured to reward both annual and long-term Company performance while not encouraging excessive risk taking.

This Compensation Discussion and Analysis (CD&A) describes the Company's compensation philosophy and programs generally, and explains the compensation paid to the five most highly compensated executives—the Named Executive Officers (NEOs).

Named Executive Officers (NEOs) for 2012

Officer	Title

James T. Ryan	Chairman of the Board, President and Chief Executive Officer (CEO)

Ronald L. Jadin	Senior Vice President and Chief Financial Officer (CFO)

Court D. Carruthers	Senior Vice President and President, Grainger U.S.

Donald G. Macpherson	Senior Vice President and President, Global Supply Chain and Corporate Strategy

Michael A. Pulick	Senior Vice President and President, Grainger International

Compensation includes a combination of base salary, short-term incentives, long-term equity incentives including performance shares and stock options, and a performance-based retirement vehicle. These components are combined to provide Company executives with appropriate incentives for profitable long-term growth.

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The Company makes use of the following components for NEO compensation:

Compensation Element	Purpose	Link to Performance	Fixed/ Performance Based	Short/Long Term

Base Salary	Establishes a market competitive level and provides an appropriate level of fixed compensation to attract and retain leaders.	Based on individual performance.	Fixed	Short-Term

Annual Incentives (Management Incentive Program)	Encourages annual results that create shareholder value.	Linked to annual achievement of predetermined Company objectives—annual sales growth and ROIC.	Performance Based	Short-Term

Stock Options	Directly link managers' and shareholders' interests by tying long-term incentives to stock appreciation.	The initial grant value (above or below target) is linked to individual performance, however the ultimate value of the program is linked to stock price performance for up to 10 years.	Performance Based	Long-Term

Performance Shares	Aligns compensation with the Company's business strategy and the long-term creation of shareholder value.	Linked to achieving specific pre- determined Company objectives and stock price over the three-year performance period—sales growth and 3-year ROIC.	Performance Based	Long-Term

Retirement/Profit Sharing Trust (PST)	Aligns the interests of the employees and
shareholders as the Company's annual
contribution is based on a formula that
incorporates two key drivers of shareholder
value—earnings performance and capital
	employed.	Linked to financial performance— contributions greater than 8% are based on Company performance.	Performance Based	Long-Term

In order to protect shareholders' interests, the Company has the following risk mitigating procedures in place:

Compensation Program vs. Risk Mitigating Action	Annual Incentives	Stock Options	Performance Shares
Balanced Performance Measures (Growth and Profits)	X	X	X
Robust Goal Setting	X	X	X
Retention Ratio	N/A	X	X
Clawback Polices	X	X	X
Stock Ownership Requirements	N/A	X	X
Awards Capped (Number of Shares)	X	X	X
Compensation Committee Oversight	X	X	X
Internal and Independent External Audit	X	X	X
Restrictions on Hedging and Pledging	N/A	X	X

Target total compensation for the Company's employees and executives is generally set to approximate the market median. However, individual compensation components vary because levels of performance-based long-term compensation—which aligns management to shareholders—increase with greater levels of responsibility within the Company. NEO compensation is structured so that the largest component is long-term equity (stock options and performance shares), followed by base salary and the performance-based annual incentives (this detail is shown in the following table). Each NEO's compensation is compared to equivalent positions in a comparator group selected by the Board's Compensation Committee (with assistance from the independent compensation consultant).

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2013 PROXY STATEMENT

The Company's compensation is structured to align a substantial portion of NEO pay to the performance of the Company and the use of performance-based pay is slightly higher than the mix seen in the comparator group of companies. The table below shows NEO compensation components as a percentage of the total target compensation package.

	Performance Based Compensation		Fixed/Individual Based Compensation			Annual Compensation		Long-term Compensation
NEO	Company	Target Market	Company	Target Market	NEO	Company	Target Market	Company	Target Market

Mr. Ryan	88%	87%	12%	13%	Mr. Ryan	27%	30%	73%	70%

Mr. Jadin	78%	77%	22%	23%	Mr. Jadin	39%	41%	61%	59%

Mr. Carruthers	76%	76%	24%	24%	Mr. Carruthers	42%	43%	58%	57%

Mr. Macpherson	76%	68%	24%	32%	Mr. Macpherson	42%	53%	58%	47%

Mr. Pulick	76%	73%	24%	27%	Mr. Pulick	42%	46%	58%	54%

"Performance Based Compensation" consists of the annual incentive plan, long-term incentives and the Profit Sharing Trust (PST).

"Fixed/Individual Based Compensation" consists of base salary.

"Annual Compensation" consists of base salary and the annual incentive plan.

"Long-term Compensation" consists of stock options, performance shares, and the PST. Annual PST contributions are based on short-term performance shares and grows over time, distributions are restricted, and full vesting occurs after six years of service, making this component a long-term benefit.

"Target Market" was determined from the comparator group in the 2012 Aon Hewitt compensation study.

2012 Performance

The Company believes that revenue growth coupled with a focus on ROIC leads to shareholder value creation. Therefore, the two metrics used to determine performance-based compensation are year over year sales growth and ROIC. In 2012, Company sales were $9.0 billion (sales growth of 10.5% over 2011) and ROIC was 29.4%.

The Company is focused on profitable sales growth over the short- and long-term. Any potential risk created by using similar metrics for both short- and long-term incentive awards is mitigated by:

■

Different Performance Goals:  The short-term incentive program focuses on sales growth compared to the prior year and a pre-determined ROIC linked to the Company's one-year Plan. The long-term incentive program focuses on a specific sales dollar goal in the third year of the performance period. In addition, the program requires a threshold level of ROIC in order for the awards to vest.

■

Different Time Periods:  The short-term incentive program focuses on the achievement of sales growth and ROIC over one year. The long-term incentive program

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focuses on sales growth over three years, while maintaining profitability above 18% during the three-year period.

■

Mergers and Acquisitions (M&A):  The short-term incentive program does not include the impact of M&A for current plans. The long-term incentive program includes M&A results which are designed to encourage successful acquisitions and profitable integrations.

The Company's 2012 financial performance resulted in strong alignment between management compensation and shareholder value.

■

The annual incentive program (Management Incentive Program or MIP) achieved 81% of target.

■

Awards under the long-term 2011 Performance Share Program will be 200% of target based on 2012 sales growth, if the three year ROIC hurdle for 2011-2013 is met.

2.     Compensation Philosophy, Plans and Practices

  As part of the Company's pay for performance philosophy, the Company's compensation program includes several features that maintain alignment with shareholders:

■

Emphasis on Variable Compensation.  Over 75% of the NEOs compensation is tied to Company performance which the Company believes drives shareholder value.

■

Ownership Requirements.  The CEO is required to hold equity in the Company worth at least 6x his base salary, and all other NEOs are required to hold at least 3x base salary.

■

Prohibition on Hedging and Pledging.  NEOs and directors are prohibited from hedging and future pledging of shares.

■

Clawback Provisions.  The Company has established recoupment policies for financial fraud and/or material inaccuracies for NEOs as well as recoupment for violations of non-competition agreements and non-solicitation agreements.

■

Performance Thresholds and Caps.  Both the annual incentive and performance share programs require a threshold level of performance in order to achieve any payment, and the maximum payments are capped.

■

Annual Risk Reviews.  The Company conducts an annual risk review based on a process recommended by the Compensation Committee's independent compensation consultant.

■

Minimal Perquisites.

  The Company's compensation programs also maintain alignment with shareholders by not including certain features:

■

No  Excessive Change in Control Severance. The maximum cash benefit is equal to 2x salary and target bonus.

■

No  Change in Control Agreements with Excise Tax Gross-ups.

■

No  Perquisites with Tax Gross-ups.

■

No  Employment Agreements. The Company does not maintain any employment agreements with its executives.

W.W. GRAINGER, INC.

2013 PROXY STATEMENT

■

No  Cash Buyouts, Reloads, Repricing, or Stock Options issued at a discount. Stock options issued will not be repriced, replaced, or regranted through cancellation or by lowering the stock option price of a previously granted stock option.

■

No  Payment of Dividend Equivalents on Unearned Performance Shares or Stock Options.

Overall, the Company's compensation program is designed to be straightforward and understandable to its employees and shareholders, and to drive long-term shareholder value creation by aligning compensation with both individual and Company performance.

3.     Compensation Committee of the Board

  The Compensation Committee of the Board is responsible for the Company's compensation programs.

The Compensation Committee oversees the Company's compensation and benefit programs for all officers and employees. The Committee is responsible for ensuring that the Company's compensation practices reflect the highest level of integrity and that these practices protect the interests of shareholders. One of its responsibilities is to make certain that a competitive compensation structure is in place that will attract, reward, and retain employees and to motivate them to grow the business profitably. The Committee is also charged with ensuring that compensation, especially for executives, balances performance, provides appropriate incentives to increase long-term shareholder value, and ensures that compensation policies and practices for all employees do not include incentives to take inappropriate risk.

In setting individual compensation levels, the Compensation Committee (with assistance from the independent compensation consultant, Deloitte Consulting, and management) selects a compensation comparator group of companies and reviews studies of total compensation paid to executives in those companies with similar duties and responsibilities. The Committee then considers a variety of reference points, including competitive compensation data at the 25th, 50th, and 75th percentiles, individual and Company performance, the executive's overall experience, replaceability, internal equity, unique skills, and management's recommendation to determine appropriate compensation for each executive. All elements of compensation are valued and reviewed in evaluating the relative competitiveness of the Company's compensation practices against the comparator group. Target total compensation for the Company's employees and executives (including the NEOs) is generally set to approximate the market median.

The Compensation Committee reviews at least annually a tally sheet for each NEO to evaluate the potential value of all compensation. The tally sheet includes each NEO's current base salary, annual incentive award, and the value of all outstanding equity-based awards (both vested and unvested), deferrals, benefits, and perquisites, as well as potential payments under termination of employment, such as retirement and certain change in control situations. Since no NEO has an employment agreement with the Company that guarantees continued employment, the tally sheets also facilitate the Committee's evaluation of the reasonableness of awards and their likely retention value.

Under its charter, the Compensation Committee both makes executive compensation decisions and recommends actions to the Board of Directors and to shareholders (for example, related to the advisory Say-on-Pay vote), as appropriate. On February 20, 2013, the Committee updated its charter to:

■

Clarify that the Committee will follow the applicable rules in determining director independence for purposes of membership on the Committee;

■

Revise the language regarding the retention of outside advisors to make it clear that the Committee has sole authority and discretion to retain, oversee and terminate advising firms, as needed; and

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W.W. GRAINGER, INC.

■

Make it clear that the Committee will consider the six factors enumerated by the New York Stock Exchange in deciding whether or not to engage an advisor.

In discharging its responsibilities, the Committee regularly consults with independent advisors, compensation consultants, and the Company's management. After a review of the factors prescribed by the Securities and Exchange Commission and the New York Stock Exchange, the Compensation Committee determined that its compensation consultant, Deloitte Consulting, is an independent advisor under the rules and regulations. The Compensation Committee's charter can be found in the Corporate Governance section of Grainger's website at www.grainger.com/investor.

4.     Risk Assessment

  The Compensation Committee's oversight responsibility includes assessing the relationship between potential risk created by Company's compensation programs and their impact on long-term shareholder value. The Company's compensation programs are designed to include risk-mitigating features, and the Committee also engaged its independent compensation consultant (Deloitte Consulting) to assist with the process of an annual internal risk assessment of all incentive-based compensation, including short-term and long-term incentive programs.

The incentive compensation programs include risk-mitigating components, such as:

■

Balanced performance measures—sales growth combined with profitability;

■

Robust performance measure selection and goal setting;

■

Balanced mix of short-term and long-term incentives;

■

Balanced mix of equity vehicles—stock options are combined with performance shares;

■

Clawback provisions to recoup incentive compensation; and

■

Stock ownership requirements.

Since 2009, the Committee engaged its independent compensation consultant (Deloitte Consulting) to conduct a third-party risk assessment that would be completed every three years. For the interim years, the Company conducts an annual internal risk review based on practices and methodologies recommended by the Committee's independent compensation consultant. The results of the 2012 external risk review were discussed with the Committee and Deloitte Consulting.

Based on Deloitte Consulting's risk review and the Committee's discussions, the Committee does not believe that the Company's compensation policies and practices are reasonably likely to have a material adverse effect on the Company.

5.     Say-On-Pay

At the 2012 annual meeting of shareholders, the advisory vote to approve the compensation of the Company's NEOs received the support of over 97% of the shareholders voting on the proposal. The Compensation Committee has considered these results and believes that they confirm the appropriateness of the Company's current executive compensation policies.

W.W. GRAINGER, INC.

2013 PROXY STATEMENT

6.     Role of Management

Management assists the Compensation Committee in the design, recommendation and implementation of compensation programs.

Members of management assist the Compensation Committee by routinely recommending programs that management believes will provide the appropriate level of compensation and incentives consistent with the Company's compensation philosophy. Consistent with this process, management works with advisors from Aon Hewitt to develop market information and recommends adjustments in base salaries, annual incentive targets, and long-term incentive awards to be reviewed by the Compensation Committee and approved by the Board. For officers including the NEOs other than Mr. Ryan, the recommendations also include the structure and targets of short-term and long-term incentive programs for all employees, as well as changes to programs required for regulatory compliance. These recommendations are reviewed and approved by the CEO before they are presented to the Compensation Committee. Mr. Ryan's compensation is reviewed by the Compensation Committee in conjunction with its independent compensation consultant, either alone or together with other independent directors (as directed by the Board), in executive session without members of management present.

7.     Compensation Comparator Group

The Company's compensation program is regularly benchmarked against a Compensation Committee-approved comparator group of companies that are similar to the Company in size and complexity. The Company performs these studies to understand current market practices and to provide a reference point for compensation discussions.

Every other year, the Compensation Committee (with assistance from its independent compensation consultant—Deloitte Consulting) selects a compensation comparator group of companies and undertakes a study of total compensation paid to executives occupying similar positions with similar duties and responsibilities in the comparator companies. All elements of compensation are valued and considered when determining the relative competitiveness of the Company's compensation practices. A comparator group compensation study was conducted in 2012 (2012 Compensation Study).

The current comparator group consists of 24 businesses that are relatively similar in complexity and size to the Company and represent the types of major companies with which the Company historically competes for executive talent. The companies that were selected for the 2012 Compensation Study are within a range of half of Grainger's annual revenue to a maximum of two times Grainger's annual revenue. The competitive market for executive talent includes companies both within and outside the same industry or sector as the Company. Most of the Company's publicly-traded direct competitors tend to be too small in sales or scope of operations for direct compensation comparisons with the Company. Including a broader range of companies provides a more representative depiction of the Company's competitive market for talent. Therefore, companies used for compensation comparison purposes differ from those in the industry indices used in the Company Performance Graph in Part II, Item 5 of the Company's most recent Annual Report on Form 10-K.

Management played a minimal role in selecting the 2012 compensation comparator group, as the Committee relied on Aon Hewitt for survey and market data and its independent compensation consultant (Deloitte Consulting) for assistance. The role of management in selecting the comparator group was limited to providing general comments on the relevance of each industry represented by the comparator companies.

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Below is the 2012 Compensation Study comparator group.

Company Name	2011 Revenue ($mil)	2011 Enterprise Value* ($mil)

Air Products & Chemicals Inc.	$10,082	$20,417

Allegheny Technologies Inc.	5,183	6,213

AutoZone, Inc.	8,073	16,088

Ball Corporation	8,631	8,786

Clorox Co	5,231	11,317

Cooper Industries plc	5,409	9,312

Dover Corporation	7,950	11,742

Eastman Chemical Company	7,178	6,195

Eaton Corporation	16,049	17,237

Genuine Parts Company	12,459	9,501

Goodrich Corporation	8,075	16,904

Ingersoll-Rand plc	14,892	11,997

Mattel, Inc.	6,266	9,590

MeadWestvaco Corporation	6,060	6,591

Navistar International Corporation	13,958	6,560

Owens-Illinois, Inc.	7,358	6,816

Parker-Hannifin Corporation	12,346	15,662

PPG Industries, Inc.	14,940	15,093

Rockwell Automation, Inc.	6,000	7,936

Ross Stores, Inc.	8,608	11,100

Textron Inc.	11,275	8,691

The Mosaic Company	9,938	16,468

The Sherwin-Williams Company	8,766	10,223

WESCO International, Inc.	6,126	2,926

25th Percentile	$6,231	$7,656

Median	8,342	9,907

75th Percentile	11,543	15,235

W.W. Grainger, Inc.	$8,078	$13,237

W.W. Grainger, Inc. Percentile Rank	48th	71st

*
Enterprise Value is calculated as market capitalization plus debt, minority interest and preferred shares, minus total cash and cash equivalents.

The Compensation Committee reviews the Compensation Study in conjunction with a tally sheet listing the potential value of all compensation available for the NEOs. The Compensation Committee concluded that the earned and potential awards for 2012 were consistent with the Company's pay philosophy, Company and individual performance, and market practices. Based on this review, the Committee did not make specific adjustments to the Company's compensation programs.

W.W. GRAINGER, INC.

2013 PROXY STATEMENT

8.     Base Salaries

Base salaries are intended to provide an appropriate level of fixed compensation to attract and retain executives. Base salaries are determined after a detailed evaluation of individual performance, competitive market levels, and executive experience.

Annual base salary adjustments are considered and implemented to reflect individual performance, contribution and experience, and to maintain market competitiveness. The 2012 Compensation Study showed that, on average, the Company's base salaries for NEOs were approximately at the market median (+0.3%).

Base salary increases for the NEOs, with the exception of Mr. Ryan, are reviewed and approved by the CEO before they are presented to the Compensation Committee. In approving recommendations, the Committee reviews these recommendations in conjunction with its independent compensation consultant.

The compensation awarded to Mr. Ryan is determined by the Board with assistance from the Compensation Committee and its independent compensation consultant. The Compensation Committee reviews and approves the corporate goals and objectives relevant to Mr. Ryan's compensation and evaluates his performance in light of those goals and objectives. Together with the other independent directors (as directed by the Board), the Compensation Committee determines and approves Mr. Ryan's compensation level based on this evaluation, in executive session without members of management present.

Following the annual performance management review process (which all employees participate in), base salaries are reviewed and adjusted (if appropriate) to reflect individual performance, base salaries for comparable positions from market studies, experience, tenure, and internal equity.

Based on the above mentioned process, on April 1, 2012, Mr. Ryan's base salary was increased to $1,075,000 (+8%). On January 1, 2012, the following base salary adjustments were made for the other NEOs: Mr. Jadin's base salary was increased to $570,000 (8%); Mr. Carruthers' base salary was increased to CAD 547,700 (+10%); Mr. Macpherson's base salary was increased to $539,000 (+10%.); and Mr. Pulick's base salary was increased to $539,000 (+10%). Increases included both a performance adjustment and a market adjustment to align their pay to a competitive level.

9.     Annual Incentives

Annual incentives are intended to provide an appropriate level of variable compensation to encourage executives to achieve annual results that create shareholder value without encouraging excessive risk taking.

NEOs, along with approximately 1,800 other managers, are eligible to receive short-term cash-based incentives on the achievement of specified annual Company-wide financial performance measures set forth in the Company Management Incentive Program (MIP). The Company structures the MIP to motivate performance that balances short-term and long-term results and aligns the interests of management with shareholders.

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Each NEO's target incentive award under the annual incentive program is based on a review of competitive market practice and is designed to approximate a market value that is generally at the median of the comparator group. The following table displays the 2012 MIP target, program and payment applicable to each NEO.

Name	2012 Target Incentive % (as a % of base salary)	Program	Actual Payment % (as a % of the target)

James T. Ryan	125%	Company	81%

Ronald L. Jadin	75%	Company	81%

Court D. Carruthers	75%	Company	81%

Donald G. Macpherson	75%	Company	81%

Michael A. Pulick	75%	Company (weighted 25%) International (weighted 75%)	97%

A portion of Mr. Pulick's Program was aligned with his international responsibility.

The Compensation Committee and management perform a thorough analysis in setting financial measures and goals for the Company MIP to ensure the program appropriately balances the Company's objectives, is aligned with long-term shareholder interest, and has appropriate and effective risk-mitigating components. While the measures and goals are clearly aligned with the Company's strategy, they also account for current economic conditions. The combination of sales growth and ROIC performance, as well as threshold, target, and maximum payment levels, serve to mitigate risk to the Company's shareholders.

The Company believes the design of the annual incentive program creates shareholder value and encourages performance by focusing on profitable sales growth and ROIC. The basic framework of the MIP has been in place for over ten years, although specific objectives and performance target levels have been modified on a year-by-year basis. This framework was selected to align with Company strategy and to balance sales growth with profitability, efficiency, expense management, and asset management. These measures are consistent with the Company's objective of growing profitably over time, which it believes is closely linked with shareholder value creation. The MIP framework allows the Compensation Committee the annual opportunity to adjust performance objectives in light of the current economic and competitive environment. Sales growth and ROIC remained the key structural components for the 2012 MIP. ROIC reflects how effectively management uses Company assets and is generally defined by the Company as pre-tax operating earnings divided by net working assets. Sales growth is determined by year-over-year results. Acquisitions and divestitures are not included in this determination. The total MIP payment is calculated as follows:

MIP Payment = (Sales Growth Performance + ROIC Performance)

The 2012 Company MIP was based on the Company's ROIC and year-over-year sales growth. The Company determined the payment earned for ROIC and the payment earned for sales growth, and the two amounts were added together.

For the year 2012, ROIC was 29.4% and sales growth was 10.5%, both of which were below target levels set at the beginning of the year. Based on these results, Company MIP was paid at 81%.

W.W. GRAINGER, INC.

2013 PROXY STATEMENT

The following table shows various payout scenarios.

2012 Management Incentive Program

ROIC Performance	% Payout

18.0%	0%

25.5%	30%

30.5%	50%

33.0%	60%

Daily Sales Growth Performance	% Payout

2.0%	0%

8.0%	25%

14.0%	50%

16.0%	100%

18.0%	150%

The Company believes that it establishes the sales growth and ROIC targets to provide the appropriate level of motivation. Under the terms of the annual incentives program, the Committee has the discretion to adjust MIP payment amounts to correct for any unusual circumstances, both positive and negative, that might affect ROIC or sales growth. No discretionary adjustments were made in 2012.

Due to the nature of Mr. Pulick's role as Senior Vice President and President, Grainger International, his MIP award was based on the performance of the Company (25%) and the international business units (75%). The portion of Mr. Pulick's MIP that is based on the results of the international business units is weighted as follows: Acklands - Grainger Inc. (AGI) at 35%, China at 15%, India at 15%, International Market Development at 10%, and Latin America at 25%. The business unit programs are measured based on profitable sales growth for each corresponding business.

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W.W. GRAINGER, INC.

Mr. Pulick's 2012 MIP payout was based on the objectives shown in the table below.

Overall Weight	Weight of Business Unit	Business Unit Program (currency)	MIP Objectives		Business Unit Results		Incentive Multiple	Weighted Multiple	Percent of Target Award Paid

	30%	AGI (CAD)	Sales Growth	ROIC	Sales Growth	ROIC
			9.6%	21.2%	11.6%	22.5%	184%	55%	41%

		Latin America	Sales Growth	ROIC	Sales Growth	ROIC
		Mexico Interior (MXN)	15.1%	14.90%	17.3%	23.00%
		Mexico Border (USD)	10.2%	—	6.7%	—
		Caribbean & Cent. Am.
			Sales Growth	Operating Earnings	Sales Growth	Operating Earnings
		Panama (USD)	34.3%	0.7m	12.0%	-0.3m
		Puerto Rico (USD)	10.3%	3.1	18.1%	3.2
	20%
			Sales	Operating Earnings	Sales	Operating Earnings
		Costa Rica (CRC)	603.1m	(386.4)m	330.2m	(574.4)m
		Dominican Republic (DOP)	146.0m	(17.2)m	145.8m	(1.6)m
75%
			Sales Growth	ROIC	Sales Growth	ROIC
		Colombia (B COP)	16.0%	3.5%	19.1%	1.80%
		Business	Objective		Performance Rating
		Development	Integration		100.0%
		Goals					121%	24%	18%

		Asia-Pacific	Sales Growth	Operating Earnings	Sales Growth	Operating Earnings
		China (RMB)	40.8%	(9.6)m	5.0%	(66.4)m
		India (INR)	24.5%	(100.1)m	(2.8)%	(383.5)m
	20%
			Sales Growth	Operating Earnings	Sales Growth	Operating Earnings
		MonotaRO (Joint	21.8%	2.6	27.6%	2.6
		Venture)(1) (B JPY)					81%	16%	12%

	20%	Fabory (Euro)	Sales Growth	Operating Earnings	Sales Growth	Operating Earnings
			11.3%	10.5m	0.4%	(5.9)m	0%	0%	0%

	10%	Export (USD)	Sales Growth	Operating Margin	Sales Growth	Operating Margin
			10.1%	16.6m	(1.8%)	18.0m	61%	6%	5%

25%	100%	Company (USD)	Sales Growth	ROIC	Sales Growth	ROIC
			14.0%	33.0%	10.5%	29.4%	81%	20%	20%

2012 Multiple									97%

1
MonotaRO results consolidated on a one month lag basis.

Incentive amounts paid to Messrs. Ryan, Jadin, Carruthers, Macpherson, and Pulick were based on the performance targets established for the 2012 MIP and were made under a separate annual incentive program described in the 2010 Incentive Plan. This program is designed to ensure that annual incentives are performance-based and fully tax deductible by the Company under Section 162(m) of the Internal Revenue Code. The previously named NEOs were designated as "Covered Employees" under the 2010 Incentive Plan, a separate shareholder-approved plan providing for, among other things, annual incentive programs funded through amounts determined by reference to the Company's reported net earnings. Under the program, the Committee allocates a portion of an incentive pool to each participant. The pool is funded with 5% of the Company's net earnings and the independent members of the Board have the authority to make specific awards. The sum of the individual participants' percentages may not be greater than 100% of the pool. The 5% funding level and predetermined incentive pool allocations were selected to provide the independent members of the Board with sufficient flexibility to calculate an appropriate level of incentive for each executive while complying with Section 162(m). The independent members of the Board may use their discretion to reduce these amounts but may not increase them. For 2012, the program created a pool of $34 million, of which only $7 million or 20% of the total pool was distributed to participants. Consistent with prior years, the independent members of

W.W. GRAINGER, INC.

2013 PROXY STATEMENT

the Board used their discretion to reduce the amounts to yield payments equal to those that would have made using the same financial target and measures as the 2012 MIP.

Consistent with current practices, the 2013 MIP will continue to utilize sales growth along with ROIC as performance measures. Operating earnings may be used in place of ROIC in some international business units when ROIC is not an appropriate measure.

10.  Long-Term Incentives

  The Company annually provides long-term incentives to NEOs and other key managers in order to align with the following elements of the Company's strategy to improve shareholder value:

■

Achieve long-term business goals and objectives that increase shareholder value (including achieving financial performance that balances growth, profitability, and asset management);

■

Reward management for taking prudent action and achieving results that create shareholder value;

■

Attract qualified managers to join the Company; and

■

Retain management through business cycles.

The Company's long-term incentives for NEOs consist of stock options and performance shares and are provided under the shareholder-approved incentive plans. In 2012, the Company structured awards such that stock options represent approximately 70% of the total value of long-term incentive compensation and performance shares represent approximately 30% of the total value. Providing a mix of different types of equity awards is consistent market practice for senior executives. The 2012 Compensation Study suggests that the long-term compensation plans at many comparator companies use a mix of three types of equity awards—performance shares, stock options, and restricted stock units (RSUs). However, the Company believes that its mix of performance shares and stock options continues to create the strongest alignment with Company performance. The 70/30 (stock options/performance share) mix provides an effective level of long-term performance incentive and the three year vesting schedules serve to aid in executive retention.

The target number of shares provided for stock options and performance share awards is designed to approximate an economic value that targets the median of the compensation comparator group for comparable jobs. The Compensation Committee annually establishes the target value of the award based on the executive's position. The actual award may be adjusted up or down to reflect individual performance. The value is converted to shares using the 200-day average stock price as of January 31 in the year of grant. The use of the 200-day average to calculate the number of shares is intended to smooth out stock price volatility that can distort the number of shares awarded.

NEO Long-Term Incentives

Award	Weight	Vesting & Term	Performance Measure

Stock Options	70%	3 year cliff vesting; 10 year term	Grant allocated based on individual performance, long-term value based on appreciation in stock price.

Performance Shares	30%	3 year cliff vesting contingent on performance	Sales growth measured in year 3 of the performance cycle, with 3 year average ROIC.

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W.W. GRAINGER, INC.

Stock Options

The Company's stock options provide the right to purchase Company stock at a specified price over a ten year term. They are intended to directly link management and shareholders' interests by tying a substantial portion of management's long-term incentives to stock price appreciation. The ten year term is designed to focus the NEOs on long-term value creation. Three year cliff vesting encourages meaningful retention before an executive can realize any value created by stock price appreciation. In all cases, stock options are awarded at an exercise price equal to the closing price of the Company's common stock reported for the business day before the grant. Stock option repricing is not permitted under any of the Company's equity incentive plans.

Performance Shares

The Company's performance share program provides the NEOs and other executives with a potential share payout depending on sales growth and continued ROIC achievement over a three year cycle. The actual number of shares paid to an NEO can range from 0 to 200% of the target number of performance shares awarded. The Compensation Committee (with the assistance of its independent compensation consultant) and management perform a thorough analysis in setting the financial measures and goals for a three-year performance cycle that begins January 1 of the first year. The sales growth component is measured at the end of the cycle's third year and the ROIC component is measured at the end of the third year based on the third-year average. These measurement dates reinforce a long term focus. The combination of sales growth and ROIC performance serve to mitigate risk to the Company's shareholders, as do the threshold, target, and maximum payouts built into the program. Dividend equivalents are not paid on performance shares. Due to the three year cycle that each award covers, the Company has three performance share cycles ongoing at all times.

2010-2012 Performance Share Cycle

For the 2010-1012 performance share cycle, the 2011 sales target of $7.1 billion was established when 2009 sales were $6.2 billion. The Company's net sales in 2011 determined the number of shares earned, while vesting remained dependent on meeting a three year average ROIC hurdle of 18%. The payout of the target performance shares awards for this program cycle was made according to the following table:

2011 Total Company Sales	Payout as a Percent of Target

<$6.4B	0%

$6.4B	50%

$7.1B	100%

$7.6B	200%

In 2011, sales were $8.1 billion and the participants earned 200% of their target. The award vested because the Company's average ROIC for the three year period 2010-2012 was greater than 18%.

2011-2013 Performance Share Cycle

For the 2011-2013 performance share cycle, the 2012 sales target of $8.4 billion was established when 2010 sales were $7.2 billion. The Company's net sales in 2012 determined the number of shares earned, while vesting remains dependent on meeting a three year

W.W. GRAINGER, INC.

2013 PROXY STATEMENT

average ROIC hurdle of 18%. The payout of the target performance shares awards for this program cycle was made according to the following table:

2012 Total Company Sales	Payout as a Percent of Target

<$7.4B	0%

$7.4B	50%

$8.4B	100%

$8.9B	200%

In 2012, sales were $9.0 billion and the participants will receive 200% of their target if the Company's average ROIC for the three year period 2011-2013 is greater than 18%. This award will remain at risk through 2013.

2012-2014 Performance Share Cycle

For the 2012-2014 performance share cycle, the 2013 sales target of $10.3 billion was established when 2011 sales were $8.1 billion. The Company's net sales in 2013 will determine the number of shares earned, while vesting remains dependent on meeting a three year average ROIC hurdle of 18%. The payout of the target performance shares awards for this program cycle will be made according to the following table:

2013 Total Company Sales	Payout as a Percent of Target

<$8.4B	0%

$8.4B	50%

$10.3B	100%

$10.8B	200%

The Compensation Committee selected these performance measures because they balance sales growth with long-term profitability, expense management, and asset management and align with objectives established in the annual incentive program. The Committee may use different sales growth and ROIC objectives and targets from year to year to maximize alignment with then-current business objectives and to reflect economic conditions.

The use of stock options and performance shares satisfies the requirements for qualified performance-based compensation under Section 162(m) of the Internal Revenue Code. The Company historically makes stock option awards to current officers and employees each year on the date of the annual meeting of shareholders. Performance share awards are made no later than March 30, in order to qualify those awards as performance-based compensation under Section 162(m). The Company does not time the grant of long-term incentive awards in respect of the release of material, non-public information nor for the purpose of affecting the value of executive compensation.

In 2010 the Company added additional clawback policies related to material restatement and fraud (see the "Compensation Recoupment Policy" section for additional details). In addition and in connection with their long-term incentive awards, the NEOs and all other recipients are required to sign an agreement containing confidentiality and non-competition obligations designed to protect the Company's confidential and proprietary information and to preserve the Company's competitive advantages. Under these clawback agreements, should an executive violate his or her confidentiality or non-compete obligations, any award is automatically forfeited. The agreements also require, in certain circumstances, that an executive who has breached the confidentiality and non-compete agreements return vested shares and/or gains from disposition of shares to the Company.

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W.W. GRAINGER, INC.

11.  Stock Ownership Guidelines

As of December 31, 2012, all officers subject to stock ownership guidelines, including the NEOs, are in compliance with the guidelines.

The Company continues to believe that requiring executive ownership of Company stock creates alignment between executives and shareholders and encourages executives to act to increase shareholder value. In 1996, the Company established stock ownership guidelines for its NEOs and other officers. In 2011, the Company increased the minimum ownership requirement for the CEO from 5x base salary to 6x and established a retention ratio for equity awards. The stock ownership guidelines for the NEOs are established based upon their respective positions within the Company and are as follows:

NEO	Minimum Ownership Requirement as a Percentage of Base Salary	Currently in Compliance?

James T. Ryan	6x	Yes

Ronald L. Jadin	3x	Yes

Court D. Carruthers	3x	Yes

Donald G. Macpherson	3x	Yes

Michael A. Pulick	3x	Yes

These ownership guidelines must be met within three years of being elected an officer or assuming a new position, and are reviewed annually by the Board. Officers who fail to achieve these ownership levels will not be eligible to receive any equity-based awards until they achieve their required ownership levels. Shares owned directly by the officer (including those held as a joint tenant or as tenant in common), RSUs, shares owned in a self-directed IRA, and certain shares owned or held for the benefit of a spouse or minor children are counted toward meeting the guidelines. Stock options (whether vested or unvested) and shares underlying performance share awards before the number of shares is fixed are not counted toward meeting the ownership guidelines.

25% Retention Ratio

It is the Company's long-term goal for executives to also meet ownership requirements expressed in outright ownership of actual shares. The Company has implemented a required 25% after-tax share retention ratio for NEOs. Upon receiving shares from the Company following the exercise or settlement of equity awards, if the NEO does not hold actual shares or deferred vested shares worth the required ownership multiple, he will be required to retain 25% of the shares received from all such equity awards (net of any shares used to satisfy tax withholdings obligations).

12.  Hedging and Pledging Prohibition

The Company's Business Conduct Guidelines (which are available in the Corporate Governance section of Grainger's website at www.grainger.com/investor) prohibit employees and the Board of Directors from engaging in any financial arrangement (including, without limitation, put and call options and short sales) that establish a short position in the Company stock and are designed to hedge or offset a decrease in market value. Effective January 1, 2013, by policy, Company officers and directors are also prohibited from pledging of Company stock at any amount as collateral for a loan or for a margin account.

13.  Other Benefits

The other components of the Company's compensation program for NEOs are substantially similar to those available for most of the Company's employees. This includes the same health and welfare benefits and the same performance-based PST 21 contribution

W.W. GRAINGER, INC.

2013 PROXY STATEMENT

methodology that is applied to the 19,000 U.S.-based employees who are PST participants. The Company provides Supplemental Profit Sharing Plans solely to maintain an equal percentage of PST compensation contribution to approximately 150 employees, including NEOs, who would be subject to contribution limitations imposed on qualified plans by the Internal Revenue Code. The Company does not provide any other supplemental retirement benefits to its NEOs or other employees based in the United States.

The PST is the primary Company-sponsored retirement vehicle for U.S.-based employees. The PST aligns the interests of the Company's employees, management, and shareholders as the Company's annual contribution to the PST is based on a formula that incorporates two key drivers of shareholder value—earnings performance and capital employed. The Company contributes a minimum of eight percent of payroll to the program and provides employees the opportunity to share in the success of the Company beyond this amount only if a threshold return on capital is achieved. The contribution percentage that each participating employee receives is a function of his or her years of service with the maximum contribution occurring at five or more years of service. The Company's U.S. NEOs participate in the PST on the same basis as all other employees. The Company does not maintain a defined benefit pension plan for U.S.-based employees.

Effective February 2010, the Company implemented a 401(k) plan for certain newly acquired businesses in the U.S. whose employees do not participate in the PST. Approximately 100 employees of the Company's 22,000 employees (less than 1%) are currently eligible for the 401(k) plan. None of the Company's NEOs are eligible for the 401(k) plan.

Mr. Carruthers is an employee of the Company's Canadian subsidiary, Acklands - Grainger Inc. (AGI), and therefore participates in the AGI Notional Account Plan. The AGI Notional Account Plan (for designated executives) provides a 10% contribution (of earnings above CAD 246,500), which earns an investment return equal to the Canadian prime interest rate plus 1%.

NEOs and certain other officers may elect to defer receipt of up to 50% of base salary and/or 85% of annual cash incentives under the 2004 Voluntary Salary and Incentive Deferral Plan, an unfunded deferred compensation plan. The purpose of the plan is to provide executives with retirement savings and financial planning opportunities that are not available to them in tax-qualified retirement plans due to Internal Revenue Code limitations. The investment choices and returns for their nonqualified programs are the same as those offered to all other participants in the PST.

Effective April 2011, the Company requires that the NEOs and certain other Company officers have periodic physical examinations at a facility selected by the Company. The Company believes that periodic physical exams are important to maintain the effectiveness of its executive talent.

The NEOs and certain other Company officers have grandfathered participation in the Company's former Executive Death Benefit Plan. The Company has discontinued its executive death benefit program for executives hired after December 31, 2009. Executives hired after this date are provided insurance coverage on the same basis as other employees. Unless offered to other Company employees, the Company will not make payments, grants, or awards following the death of an executive in the form of unearned salary or unearned bonuses, accelerated vesting or the continuation in force of unvested equity grants, awards or ungranted equity, perquisites, and other payments or awards made in lieu of compensation. The beneficiary of a participant who dies while employed by the Company is generally entitled to 120 monthly payments of 50% of the participant's monthly compensation, calculated on the basis of salary and target annual incentive under the applicable cash incentive program.

2013 PROXY STATEMENT

W.W. GRAINGER, INC.

NEOs were eligible to be reimbursed for up to $10,000 in financial services in 2012. The financial service reimbursements are fully taxable and not grossed-up to cover taxes. Officers are allowed the business use of corporate aircraft and car and driver, while Mr. Ryan is also allowed personal use of both, subject to his reimbursement of the incremental cost of use. These benefits represent a cost-effective method of allowing the Company's top executives to more effectively use their time. In 2012, Mr. Ryan did not utilize the corporate aircraft for personal use and he reimbursed the Company for all personal use of the car and driver. All other benefits, including the PST contribution percentages and various welfare benefits provided to U.S. NEOs and other executive officers, are comparable to those provided to the majority of salaried and hourly U.S.-based Company employees.

Mr. Carruthers receives a competitive Canadian benefits package, which includes benefits over and above those offered to regular Canadian AGI employees. These benefits include Group Life Insurance, Accidental Death & Dismemberment Insurance, Dependent Life Insurance, Dental Insurance, extended Health Insurance, and Annual Executive Medical Insurance.

Effective January 1, 2012, Mr. Carruthers relocated to the United States to assume his new responsibilities as Senior Vice President and President, Grainger U.S. In addition to the relocation benefits generally made available to employees on international assignments, Mr. Carruthers receives supplemental benefits commensurate with his level. These include:

■

A housing allowance of $95,000 per year;

■

Support for automobile expenses with a cap of $40,000 per year and a one-time reimbursement up to $10,000 for loss-on-sale automobile protection; and

■

A one-time relocation allowance of 2.0x monthly base salary.

Summary Compensation Table

Name and Principal Position	Year	Salary[1]	Bonus[2]	Stock Awards[3]	Stock Option Awards[4]	Non-Equity Incentive Plan Comp.[5]	Change in Pension Value and NQDC Earnings[6]	All Other Comp.[7,8]	Total
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

James T. Ryan	2012	$1,056,250	$0	$1,990,800	$3,435,619	$1,088,438	$0	$919,435	$8,490,542
Chairman of the Board,	2011	$975,000	$0	$1,794,920	$3,269,888	$2,182,500	$0	$975,723	$9,198,031
President and CEO	2010	$887,500	$0	$1,447,520	$2,997,540	$1,980,000	$0	$335,847	$7,648,407

Ronald L. Jadin	2012	$570,000	$0	$495,745	$858,993	$346,275	$0	$385,977	$2,656,989
Sr. Vice President and	2011	$522,500	$0	$456,225	$859,397	$667,800	$0	$359,927	$2,865,849
Chief Financial Officer	2010	$500,000	$0	$334,739	$712,530	$700,000	$0	$191,243	$2,438,512

Court D. Carruthers[9]	2012	$550,045	$0	$429,800	$744,443	$334,153	$13,240	$111,637	$2,183,317
Sr. Vice President and	2011	$489,052	$0	$1,557,140	$843,794	$625,061	$2,313	$97,298	$3,614,657
President, Grainger U.S.	2010	$471,381	$0	$875,489	$712,530	$580,430	$1,862	$60,152	$2,701,844

Donald G. Macpherson	2012	$539,000	$0	$429,800	$744,443	$327,443	$0	$326,044	$2,366,729
Sr. Vice President, Global Supply	2011	$478,750	$0	$364,980	$843,794	$617,400	$0	$244,017	$2,548,941
Chain & Corporate Strategy	2010	$433,750	$75,000	$334,739	$712,530	$623,000	$0	$100,825	$2,279,844

Michael A. Pulick	2012	$539,000	$0	$429,800	$744,443	$392,123	$0	$352,847	$2,458,212
Sr. Vice President and	2011	$478,750	$0	$364,980	$843,794	$617,400	$0	$323,592	$2,628,516
President, Grainger Intl.	2010	$438,750	$0	$334,739	$712,530	$623,000	$0	$154,461	$2,263,480

1
Represents annual salary received in the relevant year.

2
Mr. Macpherson received a $150,000 signing bonus; 50% payable upon the completion of one year of service and 50% payable upon the completion of the second year of service.

W.W. GRAINGER, INC.

2013 PROXY STATEMENT

3
Represents the grant date fair value of stock awards computed in accordance with FASB ASC Topic 718. Performance share grants are calculated at target achievement and may pay out up to 200% of the target award. The maximum value of the stock awards shown are $3,891,600, $991,490, $859,599, $859,599, and $859,599 for Messrs. Ryan, Jadin, Carruthers, Macpherson, and Pulick, respectively.

4
Represents the grant date fair value of stock option awards computed in accordance with FASB ASC Topic 718.

5
Represents amounts paid under a 162(m)-qualified, shareholder-approved annual cash incentive plan.

6
The Company maintains a Non-Qualified Defined Contribution plan for Acklands — Grainger Inc.'s (AGI) Designated Executives. The plan accrues an additional pension benefit equivalent to 11% of earnings in excess of the maximum earnings threshold of CAD 246,500 for 2012 and provides interest on the prior year balance at the Prime rate, plus 1%. For 2012, the 1% additional interest totals CAD 13,135 for Mr. Carruthers. The Company does not maintain an employee pension plan nor does it issue above-market earnings on non-qualified deferred accounts for non-AGI officers.

7
For 2012, includes contributions accrued under the Company's profit sharing plan, the related supplemental profit sharing plan, and for deferred compensation plan participants, Company contributions that would otherwise have been made to the supplemental profit sharing plan ($688,121, $262,943, $245,604, and 245,604 for Messrs. Ryan, Jadin, Macpherson, and Pulick, respectively). Also includes contributions accrued under the AGI Defined Contribution Plan and the AGI Notional Account Plan (CAD 95,337 Notional + CAD 11,910 pension contributions) for Mr. Carruthers. Also includes reimbursement for financial services ($10,000, 10,000, $0, $10,000, and $6,850, for Messrs. Ryan, Jadin, Carruthers, Pulick, and Macpherson, respectively), not grossed up to cover taxes.

Also includes the incremental cost of the frozen Executive Death Benefit Program ($221,314, $113,034, $74,130, and $97,783 for Messrs. Ryan, Jadin, Macpherson, and Pulick, respectively), which provides a pre- and post-retirement death benefit (note that the program has been eliminated for all new participants). If a participant dies after retirement, an after-tax, lump-sum benefit approximating the participant's last annual salary and annual target bonus under the applicable cash incentive program is payable to the participant's designated beneficiary. Prior to retirement, a participant may elect to receive a reduced post-retirement payment, instead of an executive death benefit. In the event of a change in control of the Company, the plan assumes retirement on that date if the participant is then eligible for retirement (with the participant being credited with an additional three years of age and service for this purpose). The plan then provides for a lump-sum payment of the present value of the post-retirement benefit on the basis of the participant's death at age 80, subject to any applicable requirements of Internal Revenue Code Section 409A.

8
Mr. Carruthers receives a Canadian benefits package, which includes additional benefits not available to regular Canadian AGI employees. The incremental value of these additional benefits which include Group Life Insurance, Accidental Death & Dismemberment Insurance, and Dependent Life Insurance is $4,608.

9
Reflects amounts paid to Mr. Carruthers in Canadian dollars, which were converted into U.S. dollars at a rate of CAD 0.992 to U.S. $1.000. This is the spot conversion rate at the close of business on December 31, 2012.

2013 PROXY STATEMENT

W.W. GRAINGER, INC.

Grants of Plan-Based Awards

								All Other Stock Awards: No. of Shares of Stock or Units	All Other Option Awards: No. of Securities Underlying Stock Options[3]		Actual Closing Price on Stock Option Approval Date[5]	Grant Date Fair Value of Stock and Stock Option Awards[6]
										Exercise or Base Price of Stock Option Awards[4]
		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards[1]			Estimated Future Payouts Under Equity Incentive Plan Awards[2]
	Grant Date
Name		Threshold	Target	Maximum	Threshold	Target	Maximum

James T. Ryan	1/1/12	$0	$1,343,750	$2,687,500
	1/1/12				5,600	11,200	22,400					$1,990,800
	4/25/12								78,100	$204.01	$206.44	$3,435,619

Ronald L. Jadin	1/1/12	$0	$427,500	$855,000
	1/1/12				1,395	2,789	5,578					$495,745
	4/25/12								19,527	$204.01	$206.44	$858,993

Court D. Carruthers	1/1/12	$0	$412,534	$825,068
	1/1/12				1,209	2,418	4,836					$429,800
	4/25/12								16,923	$204.01	$206.44	$744,443

Donald G. Macpherson	1/1/12	$0	$404,250	$808,500
	1/1/12				1,209	2,418	4,836					$429,800
	4/25/12								16,923	$204.01	$206.44	$744,443

Michael A. Pulick	1/1/12	$0	$404,250	$808,500
	1/1/12				1,209	2,418	4,836					$429,800
	4/25/12								16,923	$204.01	$206.44	$744,443

1
Represents potential amounts under the annual cash incentive award in the 2010 Incentive Plan, a 162(m)-qualified, shareholder-approved plan. The plan establishes a pool equal to five percent (5%) of the Company's Net Earnings for the plan year. For 2012, the Board used its discretion to reduce amounts to yield payments equal to those that would have been made using the same financial measures as the Management Incentive Plan for the other employees. The estimated plan award for Mr. Carruthers was converted into U.S. dollars at a rate of CAD 0.9921 to U.S. $1.000.

2
The number of shares that may be earned for the 2012 grant of performance shares ranges from 0% to 200% of the target award and will be determined based on the Company's sales revenue performance in 2013. These shares will vest at the end of 2014 if the three-year average ROIC is greater than 18%.

3
Represents stock option awards with a ten-year term and three-year cliff vesting.

4
Awards were issued at fair market value, which the Company has consistently determined as the closing price on the day before the award was approved.

5
Represents the actual closing price on the day the award was approved.

6
Represents the full grant date fair value of awards as calculated under FASB ASC Topic 718 without allocating over the vesting period.

W.W. GRAINGER, INC.

2013 PROXY STATEMENT

Outstanding Equity Awards at Fiscal Year-End

	Stock Option Awards					Stock Awards

Name	No. of Securities Underlying Unexercised Stock Options Exercisable[1]	No. of Securities Underlying Unexercised Stock Options Unexercisable[1]	Equity Incentive Plan Awards: No. of Securities Underlying Unexercised Unearned Stock Options	Stock Option Exercise Price[2]	Stock Option Expiration Date[3]	No. of Shares or Units of Stock That Have Not Vested[4]	Market Value of Shares or Units of Stock That Have Not Vested[5]	Equity Incentive Plan Awards: No. of Unearned Shares, Units or Other Rights That Have Not Vested[6]	Equity Incentive Plan Awards: Market or Payout Value of unearned Shares, Units or Other Rights That Have Not Vested[7]

James T. Ryan	25,000			$76.61	4/25/16	50,000	$10,118,500	70,740	$14,315,654
	30,000			$83.08	4/24/17
	57,000			$85.82	4/29/18
	130,000			$81.49	4/28/19
		122,000		$108.15	4/27/20
		96,400		$149.02	4/26/21
		78,100		$204.01	4/24/22

Ronald L. Jadin	5,000			$52.29	4/26/15	10,000	$2,023,700	17,189	$3,478,538
	3,500			$76.61	4/25/16
	3,200			$83.08	4/24/17
	13,500			$85.82	4/29/18
	30,000			$81.49	4/28/19
		29,000		$108.15	4/27/20
		25,336		$149.02	4/26/21
		19,527		$204.01	4/24/22

Court D. Carruthers	25,000			$81.49	4/28/19	13,000	$2,630,810	15,418	$3,120,141
		29,000		$108.15	4/27/20
		24,876		$149.02	4/26/21
		16,923		$204.01	4/24/22

Donald G. Macpherson	27,000			$81.49	4/28/19	20,000	$4,047,400	15,418	$3,120,141
		29,000		$108.15	4/27/20
		24,876		$149.02	4/26/21
		16,923		$204.01	4/24/22

Michael A. Pulick	10,500			$85.82	4/29/18	10,000	$2,023,700	15,418	$3,120,141
	30,000			$81.49	4/28/19
		29,000		$108.15	4/27/20
		24,876		$149.02	4/26/21
		16,923		$204.01	4/24/22

1
Represents stock option awards with a ten-year term and three-year cliff vesting. Upon retirement from the Company, unvested stock options automatically vest and may be exercised within the lesser of six years or the remaining term of the stock option. Mr. Ryan is currently retirement-eligible.

2
Awards were issued at fair market value, which the Company has consistently determined as the closing price on the day before the award is approved.

3
Represents ten years after the award date.

4
Represents unvested restricted stock units with three- to seven-year cliff vesting.

5
Represents the aggregate unvested restricted stock units outstanding multiplied by the year-end closing price ($202.37).

6
Represents the aggregate performance shares with a three-year cycle as described further in the Compensation Discussion and Analysis.

7
Represents the aggregate performance shares outstanding multiplied by the year-end closing price ($202.37).

2013 PROXY STATEMENT

W.W. GRAINGER, INC.

Stock Option Exercises and Stock Vested

	Stock Option Awards		Stock Awards

Name	No. of Shares Acquired on Exercise[1]	Value Realized on Exercise[2]	No. of Shares Acquired on Vesting[3]	Value Realized on Vesting[4]

James T. Ryan	0	$0	20,060	$3,755,031

Ronald L. Jadin	3,900	$605,514	8,220	$1,628,442

Court D. Carruthers	5,000	$486,500	8,720	$1,734,857

Donald G. Macpherson	11,000	$1,279,570	8,720	$1,734,857

Michael A. Pulick	0	$0	7,220	$1,415,612

1
Represents the number of stock options exercised.

2
Represents the difference between the exercise price and the market price of the common stock on the date of exercise.

3
For Messrs. Jadin, Macpherson and Pulick, this represents 3,500, 4,000, 2,500 restricted stock units, respectively, issued on April 30, 2008. For Mr. Carruthers this represents 4,000 restricted stock units issued on April 29, 2009. For Messrs. Ryan, Jadin, Carruthers, Macpherson and Pulick this represents 20,060, 4,720, 4,720, 4,720 and 4,720 shares, respectively, vested on December 31, 2012, in settlement of performance share awards granted on January 1, 2009.

4
Represents the value of the restricted stock units and performance shares on the vesting date.

Pension Benefits

Name	Plan Name	No. of Years Credited Service	Present Value of Accumulated Benefit	Payouts During Last Fiscal Year

James T. Ryan	None	n/a	n/a	n/a

Ronald L. Jadin	None	n/a	n/a	n/a

Court D. Carruthers	None	n/a	n/a	n/a

Donald G. Macpherson	None	n/a	n/a	n/a

Michael A. Pulick	None	n/a	n/a	n/a

W.W. GRAINGER, INC.

2013 PROXY STATEMENT

Nonqualified Deferred Compensation

Name	Plan	Executive Contributions in Last FY1	Registrant Contributions in Last FY2	Aggregate Earnings in Last FY3	Aggregate Withdrawals/ Distributions[4]	Aggregate Balance at Last FYE[5]

James T. Ryan	Deferred RSUs	$0	$0	$0	-$ 2,630,810	$4,047,400
	SPSP & SPSP II	$0	$567,567	$211,969	$ 0	$2,531,800
	Total	$0	$567,567	$211,969	-$ 2,630,810	$6,579,200

Ronald L. Jadin	SPSP & SPSP II	$0	$133,047	$31,681	$ 0	$314,551
	Voluntary Salary & Incentive Deferral	$333,900	$73,066	$138,714	$ 0	$1,980,037
	Total	$333,900	$206,113	$170,395	$ 0	$2,294,588

Court D. Carruthers	AGI Notional Account Plan	$0	$94,831	$15,822	$ 0	$440,327
	Total	$0	$94,831	$15,822	$ 0	$440,327

Donald G. Macpherson	SPSP & SPSP II	$0	$142,969	$14,648	$ 0	$226,964
	Total	$0	$142,969	$14,648	$ 0	$226,964

Michael A. Pulick	Deferred RSUs	$0	$0	$177,000	$ 0	$2,023,700
	SPSP & SPSP II	$0	$180,858	$50,686	$ 0	$428,011
	Voluntary Salary & Incentive Deferral	$0	$0	$59,774	-$ 62,444	$380,360
	Total	$0	$180,858	$287,460	-$ 62,444	$2,832,071

1
Represents voluntary short term incentive deferrals for Mr. Jadin.

2
The Company provides the supplemental profit sharing plans (SPSPs) solely to maintain an equal percentage of PST contribution to approximately 150 employees (including all NEOs) who would be subject to contribution limits imposed on qualified plans by the Internal Revenue Code. For Messrs. Ryan, Jadin, Pulick, and Macpherson, this represents the Company SPSP contribution. For Mr. Carruthers, this represents the Company contribution to the AGI Notional Account Plan. These contributions were disclosed as part of "All Other Comp." in the 2012 Summary Compensation Table.

For Mr. Jadin, represents make-whole contributions to the SPSPs that would otherwise have been made had he not voluntarily deferred salary in 2012.

3
Represents earnings on all non-qualified deferred compensation balances, including SPSP earnings, stock price appreciation and dividend equivalent payments for vested, deferred restricted stock units, and for Mr. Jadin, earnings on voluntary deferrals. Investment choices for any officer, including an NEO, who elects to defer salary and/or bonus may be made only from the same investment funds available to all employees under the Company's profit sharing plan. The rate of return on the individual accounts (positive or negative) is a function of the participant-selected investment funds. A participating officer may elect to receive distribution of deferred amounts upon his or her retirement or disability or upon a specified date certain, and may elect to receive the distributions as a lump sum or in annual installments over a period of up to 15 years. If a participant dies, any undistributed deferred amounts will be distributed to the participant's designated beneficiary in a single sum as soon as administratively practicable. If a participant's employment terminates for any reason other than retirement, disability or death, the deferred amounts will be paid to the participant as soon as administratively practicable. In the event of a change in control of the Company, all deferred amounts will be paid to participants in a lump sum within five days after the change in control, subject to any applicable requirements of Internal Revenue Code Section 409A. Mr. Jadin and other officers voluntarily participated in this plan in 2012. None of the amounts reported in this column are reported in the 2012 Summary Compensation Table.

4
For Mr. Ryan, represents 13,000 RSUs granted and vested on April 2008 and settled in 2012. For Mr. Pulick, represents salary, short term incentive and restorative contributions of which Mr. Pulick elected to receive payment in 2012

5
Aggregate year-end balances for the SPSPs, vested deferred restricted stock units, and for Messrs. Jadin and Pulick, year-end balances for their voluntary deferral accounts. Messrs. Ryan and Pulick have 20,000 and 10,000 vested, deferred RSUs outstanding, respectively.

2012 PROXY STATEMENT

W.W. GRAINGER, INC.

14.  Employment Contracts, Change in Control Arrangements, and Termination of Employment Arrangements

The Company does not maintain any employment agreements with its executives.

Change in Control Agreements

The Company has Change in Control Agreements (CIC Agreements) with a number of executives. These CIC Agreements are intended to ensure that in the event of a pending or threatened change in control of the Company the Company retains its management and that their full attention is focused on the best interests of the Company and its shareholders and not on the uncertainty of their future employment prospects under those circumstances.

■

The Company's CIC Agreements are "double-trigger" arrangements that require both a change in control of the Company and within the following two-year period: (a) the Company terminates the executive's employment other than for cause, or (b) the termination of the executive's employment for good reason (for example, because the Company reduced the executive's authority or aggregate benefits). Under each CIC Agreement, the executive is entitled to certain benefits which include a lump-sum payment generally equal to 2x the sum of (i) the executive's annual salary, (ii) the executive's target annual incentive, and (iii) in connection with the Company's non-contributory profit sharing plans, a percentage of annual salary and annual incentive equal to the average percentage of covered compensation contributed by the Company under the plans for the last three fiscal years. The executive is also entitled to two years of continued health and dental benefits.

■

Only certain executives will be eligible for future CIC Agreements (approximately 10 executives). Existing agreements will remain in place.

Change in Control—Equity Plans

Under the terms of the Company's 1990 Long-Term Incentive Plan, 2001 Long-Term Incentive Plan, 2005 Incentive Plan, 2010 Incentive Plan, and Director Stock Plan, as amended (Plans), a change in control generally results in the following:

■

Accelerated vesting of any unexercised stock options, whether or not exercisable on the date of such change in control;

■

Accelerated vesting of unvested RSU awards; and

■

Settlement of performance share awards in common stock equal to 100 percent of the executive's performance share target.

Deductibility of Executive Compensation; Accounting Considerations

Section 162(m) of the Internal Revenue Code generally disallows a federal income tax deduction to a public company for compensation over $1 million per fiscal year paid to the company's chief executive officer and its four other most highly compensated executive officers serving at the end of that year. Compensation that qualifies as "performance-based" compensation is not subject to the deductibility limit. A Company objective is to attempt to maximize the deductibility of compensation under Section 162(m) to the extent doing so is reasonable and consistent with Company strategies and goals. Awards under the annual incentive plan in which the NEOs participate, gains on exercises of stock options, and shares received as the result of performance share awards are considered to be "performance-based" compensation not subject to the Section 162(m) deductibility limit. Awards of time-vested restricted stock and RSUs are not exempt from the Section 162(m) deductibility limit and all or a portion of these awards may be nondeductible when the awards vest. While the tax treatment applicable to the Company's compensation programs was taken into account in designing those programs, it was not a significant consideration.

W.W. GRAINGER, INC.

2013 PROXY STATEMENT

Upon vesting, settlement or maturity, equity awards under the 2010 Incentive Plan and predecessor plans are distributed in the form of shares of the Company's common stock. Under the Accounting Standards Codification (ASC) 718 (formerly FAS 123R), these types of awards are considered equity awards. As a result, the total amount of compensation expense to be recorded for the awards is based on the fair value of the awards on the grant date. This fair value is then recorded over the vesting period, usually three years, and is recorded to compensation expense and as an increase in paid-in capital. The amount of compensation expense is not subsequently adjusted for changes in the Company's share price, nor the actual number of shares distributed. If an equity award is forfeited, all previously recorded compensation expensed is reversed. While the accounting treatment described above was considered in the development of our long-term incentive program, it was not a material consideration.

15.  Compensation Recoupment Policy (Clawbacks)

The Company has an expanded executive compensation recoupment policy (or clawback) for equity and annual incentive payments made to officers. The Company can recover incentive compensation (cash or equity) that were awarded based on achievement of financial results that were the subject of a restatement if the officer engaged in criminal conduct or financial fraud. The policy also permits the recovery of all or a portion of any incentive compensation in the case of materially inaccurate financial statements whether or not they result in a restatement and whether or not the executive officer has engaged in wrongful conduct. In addition, should an executive violate his or her confidentiality or non-compete obligations, any award is automatically forfeited, and in certain circumstances, the executive must return vested shares and/or gains from disposition of shares to the Company. Recoveries under these provisions can extend back for three years.

This policy applies to any incentive compensation awarded or paid to an employee at a time when he or she is an officer. Subsequent changes in status, including retirement or termination of employment do not impact the Company's rights to recover compensation under this policy.

Termination

The Company does not have employment contracts and does not maintain severance programs for its executives. The executive's CIC Agreements provide the potential for a lump sum payment following a change in control. Except for a limited period of time following a change in control, the NEOs are not entitled to severance upon termination.

Retirement

The definition of retirement eligibility is the same for all U.S. employees. Under this definition, an employee is retirement-eligible upon attaining any of the following:

■

Age 60;

■

Age 55 and 20 years of service; or

■

25 years of service.

Mr. Ryan is the only NEO who is currently retirement-eligible.

The Company provides the following upon retirement:

■

Outstanding stock options become vested and executives have the right to exercise such stock options within six years from date of termination or for the remaining term of the stock option, whichever is less;

■

In the year of retirement, a fraction of the stock option award received in the year of retirement vests based on the number of months the executive worked that year;

2013 PROXY STATEMENT

W.W. GRAINGER, INC.

■

Settlement of performance shares occurs after the end of the performance period in common stock equal to the number of the executive's outstanding performance shares earned for the performance period multiplied by the prorated portion of the performance period completed;

■

Cash payments equal to account balances under the Profit Sharing Trust, any supplemental profit sharing program, and the 2004 Voluntary Salary and Incentive Deferral Plan will be made in installment payments for up to 15 years or in a lump-sum payment based on the election made by the executive in accordance with the terms and conditions of those plans; and

■

Reduced life insurance benefits until executive's death.

In addition to the retirement benefits listed above, NEOs may receive benefits under the Company's disability plan or payments under the Company's Executive Death Benefit Plan in the event of death or disability, as applicable.

W.W. GRAINGER, INC.

2013 PROXY STATEMENT

The following tables illustrate the potential incremental payments and benefits that could be received by the NEOs upon a termination or change in control of the Company. The amounts shown below assume that such termination or change in control was effective as of December 31, 2012 and thus only includes amounts earned through such date. However, the actual amounts that would be paid out under each circumstance can only be determined at the time of separation.

Other Potential Post-Employment Payments Include Tables

Ryan, James T.

Type of Payment	Involuntary Termination without Cause or Voluntary Termination with Good Reason ($)	Involuntary Termination for Cause or Voluntary Termination without Good Reason ($)	Retirement[9] ($)	Death ($)	Disability ($)	Change In Control Only ($)	Change In Control and Termination without Cause or with Good Reason ($)

Cash Compensation

Cash Severance[1]	$0	$0	$0	$0	$0	$0	$5,855,149

Management Incentive Program

Prorated Annual Bonus Guarantee	$0	$0	$0	$0	$0	$0	$0

Long-Term Incentives

Stock Options

Unvested and Accelerated Awards	$0	$0	$0	$0	$0	$0	$0

Restricted Stock Units

Unvested and Accelerated Awards[2]	$0	$0	$0	$10,118,500	$10,118,500	$10,118,500	$10,118,500

Performance Shares

Unvested and Accelerated Awards[3]	$0	$0	$1,684,393	$1,684,393	$1,684,393	$5,053,179	$5,053,179

Retirement Benefits

Profit Sharing

Unvested and Accelerated Awards[4]	$0	$0	$0	$0	$0	$0	$0

Deferred Compensation	$0	$0	$0	$0	$0	$0	$0

Benefits

Continuation of Health & Welfare Benefits[5]	$0	$0	$0	$0	$0	$0	$535,619

Life Insurance and Death Benefit Payout[6]	$0	$0	$910,867	$10,020,372	$0	$0	$1,776,475

Disability Payments	$0	$0	$0	$0	$0	$0	$0

Perquisites and Tax Payments

Excise Tax & Gross-Up7	$0	$0	$0	$0	$0	$0	$0

Outplacement[8]	$0	$0	$0	$0	$0	$0	$161,250

Total	$0	$0	$2,595,260	$21,823,265	$11,802,893	$15,171,679	$23,500,172

1
The Company does not maintain any agreements with its named executive officers that guarantee the payment of cash severance upon termination, except in the event of a change in control followed by termination without cause or with good reason.

2
Mr. Ryan has three grants of unvested restricted stock units as of December 31, 2012.

3
In the event of retirement, death or disability, Mr. Ryan is entitled to receive in settlement of performance shares, a number of shares of common stock, equal to the number of performance shares that vest based upon the Company's average return on invested capital, as of the date of retirement, death or disability, multiplied by the prorated amount of time Mr. Ryan was employed by the Company during the performance period.

4
Mr. Ryan does not have any unvested profit sharing amounts as of December 31, 2012.

5
The health and welfare benefits value upon a change in control followed by termination without cause or with good reason is based upon two years of continuation of active health and welfare benefits using the

2013 PROXY STATEMENT

W.W. GRAINGER, INC.

  Company's budget/insured rates projected forward throughout the two years using 9% health and 6% dental annual trends as well as a 5% annual discount factor. In addition, Mr. Ryan has accumulated Company subsidy value towards his purchase of retiree medical.

6
Upon death, Mr. Ryan's survivors shall receive, for 120 months, 50% of his monthly base salary and target bonus amount, under the frozen Executive Death Benefit Plan (EDBP). Figure above reflects the present value lump-sum payment amount based upon the FAS discount rate of 4.00%. Upon retirement, he has elected to receive a present value cash settlement at retirement in lieu of the post-retirement death benefit under the frozen EDBP. The amount in the table is based on a 6.0% discount rate and assumed mortality of age 80. Upon a change in control, he would receive the present value, but based on the Applicable Federal Rate of 2.88%.

7
Effective in July 2010, the Company no longer provides a tax gross-up of any Excise Taxes that may be required.

8
In the event of a change in control followed by termination without cause or with good reason, the Company shall provide Mr. Ryan with standard outplacement services provided that the cost of such services to the Company not exceed 15% of the Executive's annual base salary in effect on the date of termination. The amount above represents the maximum cost to the Company for providing such outplacement services.

9
Mr. Ryan has met the eligibility requirements for retirement under the Company's retirement plan as of December 31, 2012.

W.W. GRAINGER, INC.

2013 PROXY STATEMENT

Jadin, Ronald L.

Type of Payment	Involuntary Termination without Cause or Voluntary Termination with Good Reason ($)	Involuntary Termination for Cause or Voluntary Termination without Good Reason ($)	Retirement[10] ($)	Death ($)	Disability ($)	Change In Control Only ($)	Change In Control and Termination without Cause or with Good Reason ($)

Cash Compensation

Cash Severance[1]	$0	$0		$0	$0	$0	$2,414,682

Management Incentive Program

Prorated Annual Bonus Guarantee	$0	$0		$0	$0	$0	$0

Long-Term Incentives

Stock Options

Unvested and Accelerated Awards[2]	$0	$0		$4,084,056	$4,084,056	$4,084,056	$4,084,056

Restricted Stock Units

Unvested and Accelerated Awards[3]	$0	$0		$2,023,700	$2,023,700	$2,023,700	$2,023,700

Performance Shares

Unvested and Accelerated Awards[4]	$0	$0		$424,235	$424,235	$1,272,705	$1,272,705

Retirement Benefits

Profit Sharing

Unvested and Accelerated Awards[5]	$0	$0		$0	$0	$0	$0

Deferred Compensation	$0	$0		$0	$0	$0	$0

Benefits

Continuation of Health & Welfare Benefits[6]	$0	$0		$0	$0	$0	$31,817

Life Insurance and Death Benefit Payout[7]	$0	$0		$4,132,432	$0	$0	$695,928

Disability Payments	$0	$0		$0	$0	$0	$0

Perquisites and Tax Payments

Excise Tax & Gross-Up8	$0	$0		$0	$0	$0	$0

Outplacement[9]	$0	$0		$0	$0	$0	$85,500

Total	$0	$0		$10,664,423	$6,531,991	$7,380,461	$10,608,387

1
The Company does not maintain any agreements with its named executive officers that guarantee the payment of cash severance upon termination, except in the event of a change in control followed by termination without cause or with good reason.

2
Unvested stock options become immediately exercisable in the event of death, disability, retirement, or a change in control.

3
Mr. Jadin has one grant of unvested restricted stock units as of December 31, 2012.

4
In the event of retirement, death or disability, Mr. Jadin is entitled to receive in settlement of performance shares, a number of shares of common stock, equal to the number of performance shares that vest based upon the Company's average return on invested capital, as of the date of retirement, death or disability, multiplied by the prorated amount of time Mr. Jadin was employed by the Company during the performance period. Mr. Jadin, however, is not retirement eligible as of December 31, 2012.

5
Mr. Jadin does not have any unvested profit sharing amounts as of December 31, 2012.

6
The health and welfare benefits value upon a change in control followed by termination without cause or with good reason is based upon two years of continuation of active health and welfare benefits using the Company's budget/insured rates projected forward throughout the two years using 9% health and 6% dental annual trends as well as a 5% annual discount factor.

7
Upon death, Mr. Jadin's survivors shall receive, for 120 months, 50% of his monthly base salary and target bonus amount, under the frozen Executive Death Benefit Plan. Figure above reflects the present value lump-sum payment amount based upon the FAS discount rate of 4.00%.

8
Effective in July 2010, the Company no longer provides a tax gross-up of any Excise Taxes that may be required.

9
In the event of a change in control followed by termination without cause or with good reason, the Company shall provide Mr. Jadin with standard outplacement services provided that the cost of such services to the Company not exceed 15% of the Executive's annual base salary in effect on the date of termination. The amount above represents the maximum cost to the Company for providing such outplacement services.

10
Mr. Jadin is not eligible for retirement under the Company's retirement plan as of December 31, 2012.

2013 PROXY STATEMENT

W.W. GRAINGER, INC.

Carruthers, Court D.

Type of Payment	Involuntary Termination without Cause or Voluntary Termination with Good Reason ($)	Involuntary Termination for Cause or Voluntary Termination without Good Reason ($)	Retirement[10] ($)	Death ($)	Disability ($)	Change In Control Only ($)	Change In Control and Termination without Cause or with Good Reason ($)

Cash Compensation

Cash Severance[1]	$0	$0		$0	$0	$0	$2,163,439

Management Incentive Program

Prorated Annual Bonus Guarantee	$0	$0		$0	$0	$0	$0

Long-Term Incentives

Stock Options

Unvested and Accelerated Awards[2]	$0	$0		$4,059,515	$4,059,515	$4,059,515	$4,059,515

Restricted Stock Units

Unvested and Accelerated Awards[3]	$0	$0		$2,630,810	$2,630,810	$2,630,810	$2,630,810

Performance Shares

Unvested and Accelerated Awards[4]	$0	$0		$351,989	$351,989	$1,055,967	$1,055,967

Retirement Benefits

Profit Sharing

Unvested and Accelerated Awards[5]	$0	$0		$0	$0	$0	$0

Deferred Compensation	$0	$0		$0	$0	$0	$0

Benefits

Continuation of Health & Welfare Benefits[6]	$0	$0		$0	$0	$0	$32,070

Life Insurance and Death Benefit Payout[7]	$0	$0		$3,300,272	$0	$0	$0

Disability Payments	$0	$0		$0	$0	$0	$0

Perquisites and Tax Payments

Excise Tax & Gross-Up8	$0	$0		$0	$0	$0	$0

Outplacement[9]	$0	$0		$0	$0	$0	$82,507

Total	$0	$0		$10,342,586	$7,042,313	$7,746,291	$10,024,307

1
The Company does not maintain any agreements with its named executive officers that guarantee the payment of cash severance upon termination, except in the event of a change in control followed by termination without cause or with good reason.

2
Unvested stock options become immediately exercisable in the event of death, disability, retirement, or a change in control.

3
Mr. Carruthers has two grants of unvested restricted stock units as of December 31, 2012.

4
In the event of retirement, death or disability, Mr. Carruthers is entitled to receive in settlement of performance shares, a number of shares of common stock, equal to the number of performance shares that vest based upon the Company's average return on invested capital, as of the date of retirement, death or disability, multiplied by the prorated amount of time Mr. Carruthers was employed by the Company during the performance period. Mr. Carruthers, however, is not retirement eligible as of December 31, 2012.

5
Mr. Carruthers does not have any unvested retirement amounts as of December 31, 2012.

6
The health and welfare benefits value upon a change in control followed by termination without cause or with good reason is based upon two years of continuation of active health and welfare benefits using the Company's budget/insured rates projected forward throughout the two years using 9% health and 6% dental annual trends as well as a 5% annual discount factor.

7
Upon death, Mr. Carruthers' survivors shall receive a basic life insurance benefit of $1,650,137. In the event of death as a result of an accident, the death benefit is doubled.

8
Effective in July 2010, the Company no longer provides a tax gross-up of any Excise Taxes that may be required.

9
In the event of a change in control followed by termination without cause or with good reason, the Company shall provide Mr. Carruthers with standard outplacement services provided that the cost of such services to the Company not exceed 15% of the Executive's annual base salary in effect on the date of termination. The amount above represents the maximum cost to the Company for providing such outplacement services.

10
Mr. Carruthers is not eligible for retirement under the Company's retirement plan as of December 31, 2012.

W.W. GRAINGER, INC.

2013 PROXY STATEMENT

Macpherson, Donald G.

Type of Payment	Involuntary Termination without Cause or Voluntary Termination with Good Reason ($)	Involuntary Termination for Cause or Voluntary Termination without Good Reason ($)	Retirement[10] ($)	Death ($)	Disability ($)	Change In Control Only ($)	Change In Control and Termination without Cause or with Good Reason ($)

Cash Compensation

Cash Severance[1]	$0	$0		$0	$0	$0	$2,283,357

Management Incentive Program

Prorated Annual Bonus Guarantee	$0	$0		$0	$0	$0	$0

Long-Term Incentives

Stock Options

Unvested and Accelerated Awards[2]	$0	$0		$4,059,515	$4,059,515	$4,059,515	$4,059,515

Restricted Stock Units

Unvested and Accelerated Awards[3]	$0	$0		$4,047,400	$4,047,400	$4,047,400	$4,047,400

Performance Shares

Unvested and Accelerated Awards[4]	$0	$0		$351,989	$351,989	$1,055,967	$1,055,967

Retirement Benefits

Profit Sharing

Unvested and Accelerated Awards[5]	$0	$0		$0	$0	$0	$45,393

Deferred Compensation	$0	$0		$0	$0	$0	$0

Benefits

Continuation of Health & Welfare Benefits[6]	$0	$0		$0	$0	$0	$31,817

Life Insurance and Death Benefit Payout[7]	$0	$0		$3,907,686	$0	$0	$1,727,546

Disability Payments	$0	$0		$0	$0	$0	$0

Perquisites and Tax Payments

Excise Tax & Gross-Up8	$0	$0		$0	$0	$0	$0

Outplacement[9]	$0	$0		$0	$0	$0	$80,850

Total	$0	$0		$12,366,590	$8,458,904	$9,162,882	$13,331,843

1
The Company does not maintain any agreements with its named executive officers that guarantee the payment of cash severance upon termination, except in the event of a change in control followed by termination without cause or with good reason.

2
Unvested stock options become immediately exercisable in the event of death, disability, retirement, or a change in control.

3
Mr. Macpherson has one grant of unvested restricted stock units as of December 31, 2012.

4
In the event of retirement, death or disability, Mr. Macpherson is entitled to receive in settlement of performance shares, a number of shares of common stock, equal to the number of performance shares that vest based upon the Company's average return on invested capital, as of the date of retirement, death or disability, multiplied by the prorated amount of time Mr. Macpherson was employed by the Company during the performance period. Mr. Macpherson, however, is not retirement eligible as of December 31, 2012.

5
Mr. Macpherson is 80% vested in his profit sharing amounts as of December 31, 2012; he would be 100% vested upon a change in control.

6
The health and welfare benefits value upon a change in control followed by termination without cause or with good reason is based upon two years of continuation of active health and welfare benefits using the Company's budget/insured rates projected forward throughout the two years using 9% health and 6% dental annual trends as well as a 5% annual discount factor.

7
Upon death, Mr. Macpherson's survivors shall receive, for 120 months, 50% of his monthly base salary and target bonus amount, under the frozen Executive Death Benefit Plan. Figure above reflects the present value lump-sum payment amount based upon the FAS discount rate of 4.00%.

8
Effective in July 2010, the Company no longer provides a tax gross-up of any Excise Taxes that may be required.

9
In the event of a change in control followed by termination without cause or with good reason, the Company shall provide Mr. Macpherson with standard outplacement services provided that the cost of such services to the Company not exceed 15% of the Executive's annual base salary in effect on the date of termination. The amount above represents the maximum cost to the Company for providing such outplacement services.

10
Mr. Macpherson is not eligible for retirement under the Company's retirement plan as of December 31, 2012.

2013 PROXY STATEMENT

W.W. GRAINGER, INC.

Pulick, Michael A.

Type of Payment	Involuntary Termination without Cause or Voluntary Termination with Good Reason ($)	Involuntary Termination for Cause or Voluntary Termination without Good Reason ($)	Retirement[10] ($)	Death ($)	Disability ($)	Change In Control Only ($)	Change In Control and Termination without Cause or with Good Reason ($)

Cash Compensation

Cash Severance[1]	$0	$0		$0	$0	$0	$2,283,357

Management Incentive Program

Prorated Annual Bonus Guarantee	$0	$0		$0	$0	$0	$0

Long-Term Incentives

Stock Options

Unvested and Accelerated Awards[2]	$0	$0		$4,059,515	$4,059,515	$4,059,515	$4,059,515

Restricted Stock Units

Unvested and Accelerated Awards[3]	$0	$0		$2,023,700	$2,023,700	$2,023,700	$2,023,700

Performance Shares

Unvested and Accelerated Awards[4]	$0	$0		$351,989	$351,989	$1,055,967	$1,055,967

Retirement Benefits

Profit Sharing

Unvested and Accelerated Awards[5]	$0	$0		$0	$0	$0	$0

Deferred Compensation	$0	$0		$0	$0	$0	$0

Benefits

Continuation of Health & Welfare Benefits[6]	$0	$0		$0	$0	$0	$31,817

Life Insurance and Death Benefit Payout[7]	$0	$0		$3,907,686	$0	$0	$1,851,275

Disability Payments	$0	$0		$0	$0	$0	$0

Perquisites and Tax Payments

Excise Tax & Gross-Up8	$0	$0		$0	$0	$0	$0

Outplacement[9]	$0	$0		$0	$0	$0	$80,850

Total	$0	$0		$10,342,890	$6,435,203	$7,139,181	$11,386,480

1
The Company does not maintain any agreements with its named executive officers that guarantee the payment of cash severance upon termination, except in the event of a change in control followed by termination without cause or with good reason.

2
Unvested stock options become immediately exercisable in the event of death, disability, retirement, or a change in control.

3
Mr. Pulick has one grant of unvested restricted stock units as of December 31, 2012.

4
In the event of retirement, death or disability, Mr. Pulick is entitled to receive in settlement of performance shares, a number of shares of common stock, equal to the number of performance shares that vest based upon the Company's average return on invested capital, as of the date of retirement, death or disability, multiplied by the prorated amount of time Mr. Pulick was employed by the Company during the performance period. Mr. Pulick, however, is not retirement eligible as of December 31, 2012.

5
Mr. Pulick does not have any unvested profit sharing amounts as of December 31, 2012.

6
The health and welfare benefits value upon a change in control followed by termination without cause or with good reason is based upon two years of continuation of active health and welfare benefits using the Company's budget/insured rates projected forward throughout the two years using 9% health and 6% dental annual trends as well as a 5% annual discount factor.

7
Upon death, Mr. Pulick's survivors shall receive, for 120 months, 50% of his monthly base salary and target bonus amount, under the frozen Executive Death Benefit Plan. Figure above reflects the present value lump-sum payment amount based upon the FAS discount rate of 4.00%.

8
Effective in July 2010, the Company no longer provides a tax gross-up of any Excise Taxes that may be required.

9
In the event of a change in control followed by termination without cause or with good reason, the Company shall provide Mr. Pulick with standard outplacement services provided that the cost of such services to the Company not exceed 15% of the Executive's annual base salary in effect on the date of termination. The amount above represents the maximum cost to the Company for providing such outplacement services.

10
Mr. Pulick is not eligible for retirement under the Company's retirement plan as of December 31, 2012.

W.W. GRAINGER, INC.

2013 PROXY STATEMENT

 Equity Compensation Plans

This table contains information as of December 31, 2012 about Grainger's equity compensation plans, all of which have been approved by Grainger's shareholders.

	Number of common shares to be issued upon exercise of outstanding stock options, warrants, and rights		Weighted-average exercise price of outstanding stock options, warrants, and rights		Number of common shares available for future issuance under equity compensation plans (excluding common shares reflected in the first column)

Equity compensation plans approved by shareholders	4,846,523	[1]	$109.95	[2]	2,540,456	[3]

Equity compensation plans not approved by shareholders	0		N/A		0

Total	4,846,523		$109.95		2,540,456

1
Includes an aggregate of 1,116,318 restricted stock units that are to be settled by the issuance of shares of common stock on a 1-for-1 basis. Includes 151,776 director's stock units that are to be settled upon each director's retirement. Additionally, includes 28,639 and 89,340 performance shares which will vest at the end of fiscal 2014 and 2013, respectively, only if the average ROIC performance over the three-year period from 2012 through 2014 and 2011 through 2013, respectively, is greater than or equal to 18%. In addition, includes 101,734 performance shares which vested at the end of fiscal 2012 and will settle in 2013.

2
Weighted-average exercise price of outstanding stock options; excludes restricted stock units, performance shares, and director's stock units.

3
Represents shares of common stock authorized for issuance under the 2010 Incentive Plan (2010 Plan) in connection with awards of stock options, stock appreciation rights, stock units, shares of common stock, restricted shares of common stock and other stock-based awards. Under the 2010 Plan, shares issued pursuant to "Full Value Awards" (awards other than stock options or stock appreciation rights which are settled by the issuance of shares, e.g., restricted stock, restricted stock units, director's stock units, or other stock based awards) count against the 2010 Plan's share authorization at a rate of 2.66-to-1, while shares issued as stock options or stock appreciation rights count against the share authorization at a rate of 1-to-1.

2013 PROXY STATEMENT

W.W. GRAINGER, INC.

 Transactions with Related Persons

Grainger's Business Conduct Guidelines require that conflicts of interest in any form be avoided. The Board has adopted written policies and procedures, to be applied by the Board Affairs and Nominating Committee, for the review, approval, or ratification of any transactions with related persons. Those policies and procedures apply to any proposed transaction in which Grainger is a participant, the amount involved exceeds $120,000, and any director, executive officer, or significant shareholder or any immediate family member of such a person has a direct or material indirect interest. The policy requires that any such proposed transaction be reviewed by the Board Affairs and Nominating Committee to determine, among other things, the benefits of the transaction to Grainger, the availability of other sources of comparable products or services, and whether the terms of the proposed transaction are comparable to those provided to unrelated third parties.

David W. Grainger, who is the beneficial owner of approximately 6.7% of the Company's outstanding common stock, is a non-executive officer of the Company. As compensation for his services as an officer, Mr. Grainger received an annual salary of $52,000, perquisites and benefits the same as those received by other officers, and the ability to use the Company aircraft and car and driver for personal travel, subject to the requirement that he fully reimburse the Company for such use.

W.W. GRAINGER, INC.

2013 PROXY STATEMENT

 Proposal to Ratify the Appointment of the Independent Auditor

The Audit Committee of the Board of Directors has approved, subject to shareholder ratification at the meeting, the appointment of Ernst & Young LLP as Grainger's independent auditor for the year ending December 31, 2013. Representatives of Ernst & Young LLP are expected to be present at the meeting to respond to appropriate questions of shareholders and to make any desired statements.

The Board recommends a vote FOR the proposal to ratify the appointment of the independent auditor.

Approval of the proposal requires the affirmative votes of a majority of the shares of Grainger common stock represented in person or by proxy at the meeting and entitled to vote. Abstentions will have the same effect as votes against the proposal. Broker non-votes will not affect the outcome of the vote. In the event the proposal is not approved, the Board will consider the negative vote as a mandate to appoint another independent auditor for the next year.

2013 PROXY STATEMENT

W.W. GRAINGER, INC.

 Proposal to Consider and Hold an Advisory Vote on the Compensation of Grainger's Named Executive Officers

The Company is asking its shareholders for their non-binding advisory approval of the compensation of its Named Executive Officers (Say on Pay) as disclosed in the "Compensation Discussion and Analysis" section of this proxy statement in accordance with the Securities and Exchange Commission rules.

As described in detail under "Compensation Discussion and Analysis," the Company's compensation program is based upon a philosophy that is applied to all Company employees—to attract and retain the best people and provide appropriate performance-based incentives that encourage them to achieve results that create long-term shareholder value. The Company sets target compensation for the Named Executive Officers to approximate the market median of compensation at companies of similar size and complexity. Employees at all levels of the Company, including its executives, are provided clear incentives to grow the business (Sales Growth) while achieving investment returns (Return on Invested Capital or ROIC) for the Company's shareholders. The compensation program is structured to significantly reward long-term performance while not encouraging excessive risk taking. Please read the "Compensation Discussion and Analysis" beginning on page 26 for additional details about the compensation of the Named Executive Officers.

This Say on Pay vote is intended to address the compensation of the Named Executive Officers as disclosed in the "Compensation Discussion and Analysis" section of this proxy statement as a whole rather than any specific item or amount of executive compensation.

We are asking our shareholders to vote "FOR" the following advisory resolution at the Company's 2013 annual meeting:

    "Resolved, that the compensation of the Company's Named Executive Officers, as disclosed in the "Compensation Discussion and Analysis" section of this proxy statement, including the related tables, notes and narrative is hereby approved by the Company's shareholders."

This advisory vote on the compensation of the Company's Named Executive Officers is determined by the votes of a majority of the shares represented in person or by proxy at the meeting and entitled to vote. Abstentions will have the same effect as votes against the proposal. Broker non-votes will not affect the outcome of the vote.

This Say on Pay vote is advisory and non-binding on the Company, our Board of Directors and the Compensation Committee of the Board. However, the Board of Directors and the Compensation Committee of the Board, which is comprised of independent directors, expect to take into account the outcome of this Say on Pay vote when making future compensation decisions regarding the Company's Named Executive Officers.

The Board of Directors recommends a vote "FOR" the approval of the advisory resolution on the compensation of the Company's Named Executive Officers.

W.W. GRAINGER, INC.

2013 PROXY STATEMENT

 APPENDIX A

 W.W. GRAINGER, INC.

CATEGORICAL STANDARDS FOR DIRECTOR INDEPENDENCE

Business Transactions.    A director's independence will not be deemed to be impaired by reason of his or her service as an executive officer of another company that does business with Grainger if in each of the three most recent fiscal years the other company's annual sales to Grainger are less than one percent (1%) of that company's consolidated gross revenues and if in each of the three most recent fiscal years Grainger's sales to the other company are less than one percent (1%) of that company's consolidated gross revenues.

Tax-Exempt Contributions.    A director's independence will not be deemed to be impaired by reason of his or her service as an officer, director or trustee of a tax-exempt organization that receives contributions from Grainger if Grainger's contributions to the organization are less than one percent (1%) of the organization's total annual contributions.

2013 PROXY STATEMENT

W.W. GRAINGER, INC.

A-1

002CSN7861

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 01KI5D 1 U P X + Annual Meeting Proxy Card . Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + B Non-Voting Items A Proposals — MANAGEMENT RECOMMENDS A VOTE "FOR" ITEMS 1, 2, AND 3. For Against Abstain 2. Proposal to ratify the appointment of Ernst & Young LLP as independent auditor for the year ending December 31, 2013. 4. In their discretion upon such other matters as may properly come before the meeting. For Against Abstain 3. Say on Pay: Advisory proposal to approve compensation of the Company's Named Executive Officers. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. Change of Address — Please print new address below. 01 - Brian P. Anderson 04 - Stuart L. Levenick 07 - Michael J. Roberts 02 - V. Ann Hailey 05 - John W. McCarter, Jr. 08 - Gary L. Rogers 03 - William K. Hall 06 - Neil S. Novich 09 - James T. Ryan 1. Election of Directors: For Withhold For Withhold For Withhold IMPORTANT ANNUAL MEETING INFORMATION 10 - E. Scott Santi 11 - James D. Slavik MMMMMMMMMMMM MMMMMMMMMMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 MMMMMMM 1 5 2 9 8 6 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMM C 1234567890 J N T C123456789 qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on April 24, 2013. Vote by Internet • Go to www.investorvote.com/gww • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

. Proxy for Annual Meeting of Shareholders, April 24, 2013 100 Grainger Parkway, Lake Forest, Illinois 60045-5201 The undersigned hereby appoints James T. Ryan and Ronald L. Jadin, and each of them, proxies of the undersigned with full power of substitution to represent the undersigned and to vote all of the shares of the Common Stock of W.W. Grainger, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of W.W. Grainger, Inc. to be held on April 24, 2013 and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present and voting. A majority of proxies or substitutes who shall be present at the meeting may exercise all powers hereunder. All proxies will be voted as specified. If no specification is made, the proxy will be voted FOR items 1, 2, and 3. The proxy holders reserve the right to cumulate votes and cast such votes in favor of the election of some or all of the applicable director nominees in their sole discretion. (Continued and to be voted, signed and dated on reverse side.) Proxy — W.W. GRAINGER, INC. qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0000158711_1 R1.0.0.51160 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Brian P. Anderson 02 V. Ann Hailey 03 William K. Hall 04 Stuart L. Levenick 05 John W. McCarter, Jr. 06 Neil S. Novich 07 Michael J. Roberts 08 Gary L. Rogers 09 James T. Ryan 10 E. Scott Santi 11 James D. Slavik W.W. GRAINGER, INC. 100 GRAINGER PARKWAY LAKE FOREST, IL 60045 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 1:00 A.M. Central Time, on April 24, 2013. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 1:00 A.M. Central Time, on April 24, 2013. . Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain 2 Proposal to ratify the appointment of Ernst & Young LLP as independent auditor for the year ending December 31, 2013. 3 Say on Pay: Advisory proposal to approve compensation of the Company's Named Executive Officers. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. For address change/comments, mark here. (see reverse for instructions)

0000158711_2 R1.0.0.51160 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/ are available at www.proxyvote.com . W.W. GRAINGER, INC. Annual Meeting of Shareholders April 24, 2013 10:00 AM This proxy is solicited by the Board of Directors The undersigned hereby appoints James T. Ryan and Ronald L. Jadin, and each of them, proxies of the undersigned with full power of substitution to represent the undersigned and to vote all of the shares of the Common Stock of W.W. Grainger, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of W.W. Grainger, Inc. to be held on April 24, 2013 and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present and voting. A majority of proxies or substitutes who shall be present at the meeting may exercise all powers hereunder. All proxies will be voted as specified. If no specification is made, the proxy will be voted FOR items 1, 2, and 3. The proxy holders reserve the right to cumulate votes and cast such votes in favor of the election of some or all of the applicable director nominees in their sole discretion. (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Address change/comments: Continued and to be signed on reverse side